UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A
(Rule 14a-101)

___________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PHOTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PHOTRONICS, INC.
15 Secor Road
Brookfield, Connecticut 06804
(203) 775-9000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 2, 2025

TO THE SHAREHOLDERS OF PHOTRONICS, INC.:

Notice is hereby given that the annual meeting of the holders of common stock of Photronics, Inc. (the “Shareholders” or “you”) as of the record date specified herein will be held on Wednesday, April 2, 2025 at 8:30 am Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in person at the offices of Photronics, Inc., 15 Secor Road, Building 1, Brookfield, CT 06804 and in live virtual format by means of remote communication at https://web.viewproxy.com/plab/2025. Shareholders will be allowed to participate in the meeting in person or virtually by voting their shares and submitting questions in person or electronically during the meeting. We have designed the format of the Annual Meeting to provide Shareholders attending virtually the same rights and opportunities to participate as they would have at an in-person meeting.

The live audio webcast of the Annual Meeting will begin promptly at 8:30 am Eastern Time. You should ensure that you have a strong internet connection to participate in the Annual Meeting, and you should allow plenty of time to log in to ensure that you can hear the streaming audio prior to the start of the Annual Meeting. To attend the meeting virtually, you must first register at https://web.viewproxy.com/plab/2025 by 11:59 p.m. Eastern Time on April 1, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

Shareholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform using your unique link and password, typing your question into the “Questions/Chat Panel” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

The Annual Meeting will be held for the following purposes:

1)      To elect eight members of the Board of Directors;

2)      To approve the 2025 Equity Incentive Compensation Plan;

3)      To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2025; and

4)      To approve, by non-binding advisory vote, the compensation of our named executive officers.

The Shareholders will also act on any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed February 7, 2025, as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. A list of those Shareholders entitled to vote will be available for inspection by any of our Shareholders for any purpose germane to the Annual Meeting, during regular business hours at the principal executive offices of Photronics, Inc., for twenty (20) days prior to the Annual Meeting.

YOUR VOTE IS IMPORTANT. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO PARTICIPATE IN THE MEETING IN PERSON OR VIRTUALLY. TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE OR AUTHORIZE THE VOTING OF YOUR SHARES BY INTERNET OR TELEPHONE PRIOR TO THE DEADLINE SPECIFIED ON YOUR PROXY CARD. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

We thank you for your continued support.

By Order of the Board of Directors,
/s/ Christopher J. Lutzo
Christopher J. Lutzo
Vice President,
General Counsel and Secretary

PHOTRONICS, INC.

15 Secor Road

Brookfield, Connecticut 06804

(203) 775-9000

PROXY STATEMENT

For the Annual Meeting of Shareholders to be held on April 2, 2025

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors (the “Board” or “Board of Directors”) of Photronics, Inc. (“Photronics”, the “Company”, “we”, “our” or “us”), to be voted at the Annual Meeting of the Shareholders or any adjournments or postponements thereof (the “Annual Meeting”) to be held on Wednesday, April 2, 2025, at 8:30 am Eastern Time. The Annual Meeting will be held in person at the offices of Photronics, Inc., 15 Secor Road, Building 1, Brookfield, CT 06804 and in live virtual format, by means of remote communication at https://web.viewproxy.com/plab/2025. Shareholders will be allowed to participate in the Annual Meeting virtually online, vote their shares electronically, and submit questions during the meeting. This proxy statement and the enclosed proxy card are being filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2025, and on the same day, the Company will begin sending the proxy statement and proxy card to all Shareholders entitled to vote at the Annual Meeting. Our annual report on Form 10-K for the fiscal year ended October 31, 2024 (the “Annual Report”), as filed with the SEC, is also being sent to our Shareholders with this proxy statement.

The persons named as proxies on the accompanying proxy card have informed the Company of their intention, if no contrary instructions are given, to vote the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), represented by such proxies “FOR” each of the director nominees named herein in Proposal 1 and “FOR” Proposals 2, 3 and 4 and at their discretion on any other matters which may come before the Annual Meeting. The Board of Directors does not know of any business to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting of Shareholders.

Any Shareholder who executes and delivers a proxy may revoke it at any time prior to its use. Such revocation would be effective upon: (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a properly executed proxy bearing a later date; (c) appearance by the Shareholder at the Annual Meeting and voting (although attendance at the meeting will not by itself constitute a revocation of proxy); or (d) virtual appearance by the Shareholder at the Annual Meeting and voting (although virtual attendance at the meeting will not by itself constitute a revocation of proxy). Any such notice or proxy should be sent to Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804, Attention: Secretary. Appearance at the Annual Meeting without a request to revoke a proxy will not revoke a previously executed and delivered proxy.

QUORUM; REQUIRED VOTES

Only Shareholders of record at the close of business on February 7, 2025, are entitled to notice of and to vote at the Annual Meeting. As of February 7, 2025, there were 63,560,209 shares of Common Stock issued and outstanding, each of which is entitled to one vote. At the Annual Meeting, the virtual presence of, or our receipt of proxies from, holders of a majority of the total number of shares of outstanding Common Stock will be necessary to constitute a quorum. Assuming a quorum is present, the matters to come before the Annual Meeting that are listed in the Notice of Annual Meeting of Shareholders require the following votes to be approved: Proposal 1 (Election of Directors) — a plurality of the votes cast by the Shareholders entitled to vote at the Annual Meeting is required to elect eight members of the Board of Directors subject to the Company’s policy that requires that any nominee who does not receive at least a majority of votes cast by Shareholders must tender their resignation; Proposal 2 (2025 Equity Incentive Compensation Plan) — a majority of the votes cast by the Shareholders entitled to vote at the Annual Meeting is required to approve the plan; Proposal 3 (Ratification of Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending October 31, 2025) — a majority of the votes cast by the Shareholders entitled to vote at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP; and Proposal 4 (Executive Compensation) — a majority of the votes cast by the Shareholders entitled to vote at the Annual Meeting is required to approve the non-binding advisory resolution approving the compensation of the Named Executive Officers (as defined herein), as described in the Compensation Discussion and Analysis, compensation tables and the narrative disclosure included in this proxy statement. The result of the advisory vote on Proposal 4 will neither be binding on the Company or the Board of Directors nor will it create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company or the Board of Directors.

Shareholders who hold their shares through a broker (in “street name”), must provide specific instructions to their brokers as to how to vote their shares, in the manner prescribed by their broker. Pursuant to the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees typically have the discretion to vote such shares on routine matters but not on non-routine matters. If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item because it is a non-routine matter, a “broker-non-vote” occurs. Under the rules governing brokers, an uncontested director election is considered a non-routine matter for which brokers do not have discretionary authority to vote shares held by an account holder. Additionally, as required by Section 957 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), advisory votes on executive compensation and on the frequency of such votes are also considered non-routine matters for which brokers do not have discretionary authority to vote shares held by account holders. Of the four proposals listed in the Notice of Annual Meeting of Shareholders only the ratification of the selection of our independent registered public accounting firm under Proposal 3 is considered a routine matter. Abstentions and broker non-votes will be considered as present but will not be considered as votes cast on any matter.

CORPORATE GOVERNANCE AND ETHICS

Photronics is committed to the values of effective corporate governance and high ethical standards. Our Board believes that these values are essential to running our business efficiently, to maintaining our integrity in the marketplace, long-term performance and to ensure that the Company is managed for the long-term benefit of its Shareholders. The Board recognizes that maintaining and ensuring good corporate governance is a continuous process. The Board periodically reevaluates our policies to ensure they meet the Company’s needs. Set forth below are a few of the corporate governance practices and policies that we have adopted:

•        Related Party Transaction Policy.    The Board’s audit committee (the “Audit Committee”) is responsible for approving or ratifying transactions involving the Company and related parties and determining if such transactions are, or are not, consistent with the best interests of the Company and our Shareholders.

•        Code of Conduct Questionnaire.    Every employee of the Company and its majority owned subsidiaries is required to complete the Code of Conduct Questionnaire on an annual basis in order to confirm the employee’s understanding of, and adherence to, the Company’s code of ethics and corporate governance policy (the “Code of Conduct”).

•        Executive Sessions.    The Board of Directors’ meetings regularly include executive sessions without the presence of management, including the Company’s chief executive officer (the “Chief Executive Officer” or the “CEO”).

The Common Stock is listed for trading on the NASDAQ Global Select Market (“NASDAQ”). The Photronics Board takes a thoughtful approach to its composition and is focused on maintaining a board that demonstrates a diversity of organizational and professional experience, education, skills, and other personal qualities that enable the Board to perform its duties in an effective manner. The Board currently contains one woman and two ethnically diverse individuals among its nine members. These gender and ethnically diverse members are included in the eight nominees for re-election.

BOARD OF DIRECTORS’ POLICIES, COMMITTEE CHARTERS, AND CODE OF ETHICS

The Board of Directors has responsibility for establishing broad corporate policies and reviewing overall performance rather than day-to-day operations of the Company. The Board’s primary responsibility is to oversee management and, in doing so, to serve the Company’s best interests and those of its Shareholders. Company management keeps the Board of Directors informed of Company activities through periodic updates when necessary, written reports and presentations at Board and Board committee meetings.

The Company has adopted a Code of Conduct to assist the Board and its committees in the exercise of their responsibilities. The Code of Conduct applies generally to the Board and the Company’s Named Executive Officers. Each of the Board committees has a written charter that sets forth the goals and responsibilities of the committee. The Company’s Code of Conduct and Board committee charters for each committee can be found on the Company’s website at wwww.photronics.com. Shareholders may also request a free copy of the Company’s Code of Conduct from: Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804, Attention: General Counsel. We will disclose any amendments to, or waivers from, a provision of our code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relate to any element of the code of ethics as defined in Item 406 of Regulation S-K, by posting such information on our website.

The Board of Directors has assessed each of its eight nominees for director against the NASDAQ standards for independence and determined that Messrs. Garcia, Lewis, Liao, Tyson, and Ms. Paladino meet the requirements of an independent director as set forth by NASDAQ.

The number of directors on the Board is not permitted to be less than three or more than fifteen members under the Company’s bylaws. Currently, the Board has fixed the number of directors at nine. However, as disclosed on the Form 8-K Current Report filed on January 24, 2025, Mr. Walter Fiederowicz notified the Company of his decision not to stand for re-election at this year’s annual shareholder meeting. Accordingly, the Board will reduce the number of directors to eight and only eight directors are nominated for reelection. The Board is responsible for nominating members to the Board and for filling vacancies on the Board that may occur between annual meetings of Shareholders, in each case upon the recommendation of its nominating committee (the “Nominating Committee”). The Nominating Committee seeks input from other Board members and senior management and may engage a search firm to identify and evaluate potential candidates. The Board and each of the committees of the Board conduct annual self-assessments to determine their effectiveness. Additionally, each committee reviews the adequacy of its charter annually and considers any proposed changes.

BOARD LEADERSHIP STRUCTURE

Mr. Walter Fiederowicz has served as lead independent director (“Lead Independent Director”) since 2013 and has notified the Company of his intention not to stand for re-election at this year’s Annual Meeting. The Board has not appointed a new Lead Independent Director and may revisit the efficacy of a Lead Independent Director in the future. The Board believes the duties and responsibilities of the former Lead Independent Director are adequately fulfilled by other directors, including the current committee chairpersons. Each director remains free to communicate directly with the Chief Executive Officer, and Mr. George C. Macricostas, who was appointed Executive Chairman on January 6, 2025.

The Company has a retirement policy that stipulates each independent, non-employee director cannot be nominated for a term that begins after his or her 75th birthday. Our Board may waive this policy on a case-by-case basis if it deems a waiver to be in the best interests of the Company. The Board has waived this policy for Mr. Constantine S. Macricostas in the past upon approval of a majority of the Board because it believes that having Mr. Constantine S. Macricostas is in the best interests of our Company and our Shareholders. The appointment of Mr. George C. Macricostas (the son of Mr. Constantine S. Macricostas) to the position of Executive Chairman results in Mr. Constantine S. Macricostas no longer being considered independent, so such a waiver is no longer necessary.

The Board will continue to reexamine our corporate governance policies and leadership structure on an ongoing basis to ensure that such policies and leadership structure continue to meet the Company’s needs.

THE BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT AND ASSESSMENT

The Company has a risk management program overseen by senior management and approved by the Board of Directors. The Board’s risk oversight processes build upon management’s regular risk assessment and mitigation processes, which include standardized reviews conducted with members of management across and throughout the Company in areas such as financial and management controls, strategic and operational planning, regulatory compliance, and environmental compliance. The results of these reviews are then discussed and analyzed at the most senior level of management, which assesses both the level of risk posed in these areas and the likelihood of their occurrence, coupled with planning for the mitigation of such risks and occurrences.

Risks are identified and prioritized by senior management and each prioritized risk is assigned to either a Board committee or the full Board for oversight. For example, strategic risks are overseen by the full Board; financial and business conduct risks are overseen by the Audit Committee or, depending on the nature of the risk and its potential severity, the full Board; risks associated with related party transactions are overseen by the Audit Committee; risks related to cyber security are overseen by the cyber security committee (the “Cyber Security Committee”); and compensation risks are overseen by the Board’s Compensation Committee (the “Compensation Committee”). Management regularly reports these and other various risks to the relevant Board committee or the Board. Additional review or reporting of risks is conducted as needed or as requested by the Board or relevant Board committee.

PLURALITY-PLUS VOTING FOR DIRECTORS

The Board of Directors has adopted a “plurality plus” voting standard for uncontested elections of directors.

EMPLOYEE, OFFICER AND DIRECTOR HEDGING

The Company has stock ownership guidelines, which are further described in the Compensation Discussion and Analysis section of this proxy statement. Further, as illustrated in the Ownership of Common Stock by Directors, Officers, and Certain Beneficial Owners Table, all directors and Named Executive Officers are beneficial owners of Common Stock and are in compliance with the ownership guidelines. In 2025, the Company amended its Insider Trading Policy to include the adoption of policies that prohibit employees (including officers) or directors of the Company, or any of their designees, to purchase financial instruments (prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, without prior approval of the Company’s General Counsel.

INSIDER TRADING POLICIES AND PROCEDURES

We maintain insider trading policies and procedures governing the purchase, sale, and other dispositions of Company securities that are applicable to the Company itself, all of our directors, officers and employees of the Company and all members of their immediate families and households. Our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards.

POLICIES WITH RESPECT TO TIMING OF STOCK-BASED AWARDS
AND EXERCISE PRICE OF STOCK OPTIONS

Annual awards of equity to executive officers are approved at the Compensation Committee’s regular December meeting, in order that full fiscal year performance may be considered, and the awards are granted at least two business days after the Company’s full year earnings have been released, to better align grant date value with the Shareholders’ experience. The Committee also grants equity awards at other dates to newly hired or promoted executives, and such awards are issued during the next open trading window after hire. Options must be granted at an exercise price that is at least equal to 100% of the fair market value of the Company’s common stock on the date of grant. Fair market value on a given day is defined as the closing market price on that day.

OWNERSHIP OF COMMON STOCK BY DIRECTORS, OFFICERS
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information on the beneficial ownership of the Company’s Common Stock as of February 7, 2025, by: (i) beneficial owners of more than five percent of the Common Stock; (ii) each director; (iii) each Named Executive Officer in the Summary Compensation Table set forth below; and (iv) all directors and currently employed Named Executive Officers of the Company as a group.

	Amount and Nature of Beneficial
Name and Address of Beneficial Owner(1)	Ownership(2)		Percentage of Class
Black Rock, Inc. 55 East 52nd Street New York, NY 10055	10,419,641	(3)	16.4%
Dimensional Fund Advisors Palisades West, Building One 6300 Bee Cove Road Austin, TX 78746	4,769,232	(4)	7.5%
Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,449,896	(5)	8.6%
Officers and Directors
Walter M. Fiederowicz	32,000		*
David A. Garcia	0		*
Frank Lee	562,100	(6)	1.0%
Adam Lewis	22,250		*
Daniel Liao	60,000		*
Constantine S. Macricostas	482,575		*
George C. Macricostas	168,000		*
Mary Paladino	69,000		*
H.K. Park	118,000		*
Christopher J. Progler	230,591		*
Eric Rivera	102,774	(6)	*
Mitchell G. Tyson	52,000		*
David Wang	136,250		*
Richelle Burr	188,854	(7)	*
John P. Jordan	138,756	(7)	*
Directors and Current Named Executive Officers as a group (13 persons)	2,049,919	(8)	3.2%

____________

*        Less than 1%

(1)      The address for all officers and directors is 15 Secor Road, Brookfield, Connecticut 06804.

(2)      Except as otherwise indicated, the named person has the sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name.

(3)      Based on Schedule 13G/A filed January 22, 2024.

(4)      Based on Schedule 13G/A filed February 9, 2024.

(5)      Based on Schedule 13G/A filed February 13, 2024.

(6)      Includes shares of Common Stock underlying stock options exercisable as of February 7, 2025, (or within 60 days thereof), as follows: Dr. Lee: 83,000; and Mr. Rivera: 1,000.

(7)      Information based on Company records and Form 144s and/or Form 4s filed by each former officer after their respective separation dates.

(8)      Includes the shares of Common Stock underlying stock options listed in note (6) above; does not include former NEOs Richelle Burr and John P. Jordan.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board has nominated eight directors to be elected at the 2025 Annual Meeting to serve for a one-year term. Each of the eight directors of the Company that is elected at the Annual Meeting will serve until the 2026 Annual Meeting of Shareholders (unless such director resigns or otherwise leaves the Board beforehand). Each nominee is currently a director of the Company and has agreed to serve if elected. The names of, and certain information with respect to, the nominees for election as directors are set forth below.

If, for any reason, any of the nominees shall become unable to stand for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes chosen by the Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the Annual Meeting. The Company has no reason to believe that any nominee will be unable to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

Name and (Age)	Director Since	Position(s) with the Company
David A. Garcia (57 years)	2024	Director
Dr. Frank Lee (72 years old)	2022	Director/Chief Executive Officer
Adam Lewis (46 years)	2022	Director
Daniel Liao (71 years)	2020	Director
Constantine S. Macricostas (89 years)	1974	Director
George C. Macricostas (55 years)	2002	Director/Executive Chairman
Mary Paladino (63 years)	2019	Director
Mitchell G. Tyson (70 years)	2004	Director

Messrs. Garcia, Lewis, Liao, and Tyson and Ms. Paladino qualify as independent under applicable NASDAQ rules.

In addition to the information set forth in the table above, the following provides certain information about each nominee for election as director, including his or her principal occupation for at least the past five years. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee and director should serve as a director as of the date of this proxy statement.

Mr. David Garcia was appointed by the Board in 2024 and brings approximately 30 years of legal expertise, counseling both publicly and privately held companies on corporate governance and strategic transactions. Mr. Garcia has played a key role in structuring corporate partnerships, technology development agreements and distributing and licensing agreements. After beginning his legal career in Silicon Valley, he practiced with Hale Lane in Reno, Nevada until its combination with Holland & Hart in July 2008, and with Holland & Hart for the remainder of his time in private practice before becoming a strategic advisor in March 2023. Mr. Garcia holds an A.B. in Sociology with a concentration in organizational behavior from Stanford University and a Juris Doctor from Harvard Law School. Mr. Garcia serves as Chairman of the Compensation Committee and a member of the Nominating Committee.

Dr. Frank Lee was promoted to Chief Executive Officer and elected to the Board of Directors in May 2022 due to his long and successful record of accomplishment. Prior to assuming the CEO position, he was appointed President in March 2022. Before joining Photronics in 2006, Dr. Lee was CEO of NSMC. His career also included roles at Fairchild Semiconductor, Intel and Soliconix. As Vice President of Operations at Texas Instruments-Acer (a TI/Acer joint venture) in Taiwan, Dr. Lee has also held leadership positions at TSMC-Acer and UMC — both in Taiwan. His ability to lead the organization through its next phase of growth is based on his proven track record in all the positions he has successfully held. Dr. Lee holds a BS in Nuclear Engineering from Tsinghua University and a M.S. and Ph.D. in Materials Science from the University of Cincinnati.

Mr. Adam Lewis has over 20 years of experience in investment banking, executive financial management and private equity. Mr. Lewis joined DH Capital, a division of Citizens Bank, in 2007 and has advised digital infrastructure companies and investors on over 100 transactions, representing over $40 billion in aggregate transaction value. Prior to joining DH Capital, Mr. Lewis was Vice President of Finance at InfoHighway Communications where he was involved in the structuring and execution of highly strategic transactions that culminated in the successful exit to Broadview Networks in 2007. Mr. Lewis is a graduate of the University of Vermont and currently serves on the boards of SilverSky, Verge, Stackpath, Drive Sally, Kasi Cloud and Lokker. Mr. Lewis serves as Chairman of the Nominating Committee and a member of the Audit Committee.

Mr. Daniel Liao is a Co-Founder of Eunodata Co., Ltd in Taiwan, an integrated data service provider for the semiconductor manufacturing industry. Mr. Liao served as Senior Advisor of Asia Pacific Regions for Lam Research Corporation (“Lam”), a leading semiconductor process equipment company, from March 2020 to February 2022, after his retirement from Lam in 2020. Mr. Liao joined Lam in 1993 and had served in a range of senior executive roles, including Chairman of Lam Asia Pacific Operations (Taiwan, China and Southeast Asia) from May 2017 to Feb 2020, President and General Manager of Lam Asia Pacific Operations from August 1993 to April 2017. During his career at Lam, he was a major contributor to the global product development, strategic planning, and growth of Lam’s Asia Pacific business. Prior to joining Lam, Mr. Liao held Engineering Management and Technology leadership positions at Integrated Device Technology in Santa Clara from 1988 to 1993, and Intel Corporation in Livermore and Santa Clara, CA from 1983 to 1988. Mr. Liao holds a Bachelor’s degree in Electrical Engineering from National Cheng Kung University in Taiwan and a Masters degree in Electrical Engineering and Applied Physics from Case Western Reserve University in Cleveland, Ohio. Mr. Liao became a member of Photronics Board of Directors in September 2020; and is currently a member of the board of directors of Amkor Technology. He is also a member of the International Corporate Board of WU Vienna University of Economics and Business. Mr. Liao serves as a member of the Compensation Committee and the Nominating Committee.

Mr. Constantine S. Macricostas is a member of the Board. Mr. Macricostas is also founder of the Company. Mr. Macricostas was Executive Chairman of the Company until January 20, 2018, and Chairman of the Board until January 6, 2025 upon the appointment of his son, Mr. George C. Macricostas, as Executive Chairman. Mr. Macricostas previously served as Chief Executive Officer of the Company on three different occasions from 1974 until August 1997, from February 2004 to June 2005, and from April 2009 until May 2015. Mr. Macricostas is also a former director of RagingWire Data Centers, Inc. As founder of the Company, Mr. Macricostas’ knowledge of the Company and its operations, as well as the industry, is invaluable to the Board of Directors in evaluating and directing the Company’s future. Through his long service to the Company and his vast experience in the photomask industry, he has developed extensive knowledge in the areas of leadership, safety, risk oversight, management, and corporate governance, each of which provides great value to the Board of Directors. Mr. Macricostas is the founder and director of The Macricostas Family Foundation, Inc., formed 2001, as a 501(c)(3) charitable organization. The foundation, administered by Mr. Constantine S. Macricostas, Ms. Marie C. Macricostas, Mr. George C. Macricostas, and Mr. Stephen Macricostas, provides grants and funding to educational, literary, and international institutions. Mr. Macricostas holds a Foundation board seat at Western Connecticut State University and is associated with the American School of Classical Studies at Athens. As an Overseer at the ASCSA’s Gennadius Library, Mr. Macricostas made possible the library’s Makriyiannis Wing. Mr. Macricostas is a member of the Company’s Cyber Security Committee.

Mr. George C. Macricostas has been a member of the Photronics Board since 2002, serving on the Nominating and Cybersecurity Committees, and most recently as Chairman of the Compensation Committee. He was appointed as Executive Chairman of the Company in January 2025. Previously, he was a senior vice president at Photronics, Inc., where he was responsible for all aspects of the company’s IT infrastructure. Mr. Macricostas is an investor and entrepreneur, and was a Founder, Chairman and CEO of RagingWire Data Centers, Inc., a provider of mission critical data center colocation facilities. Mr. Macricostas guided the company through an 80% sale to NTT of Japan in 2014 and completed the sale in 2018. Mr. Macricostas has over 30 years of technical and business management experience in business operations and information technology. From 2006, Mr. Macricostas has served as a director of the Jane Goodall Institute, a non-profit organization. Mr. Macricostas also serves as a Board Member of the Macricostas Family Foundation, a non-profit organization that funds philanthropic, educational and environmental causes. Mr. Macricostas brings industry, risk management, leadership and business experience to the Board. Mr. Macricostas is the son of Constantine S. Macricostas.

Ms. Mary Paladino is a certified public accountant with over thirty years of experience providing accounting, auditing, and advisory services to multi-national companies in a diverse range of industries. Ms. Paladino currently serves as the Executive Vice President and Chief Financial Officer for Quality Medical Management Services USA, LLC, a management service organization that provides non-clinical services to one of the largest specialty medical practices in the United States. Prior to her current position, Ms. Paladino was a partner and the audit and assurance practice leader for the White Plains, NY location of Citrin Cooperman, one of the nation’s largest professional services firms. Prior to joining this firm in 2008, Ms. Paladino held various leadership roles in the auditing group of Deloitte & Touche, LLP and BDO Seidman, LLP. Ms. Paladino’s broad experience in complex financial accounting and reporting matters, combined with her comprehensive understanding of effective corporate governance policies and internal control over financial reporting contribute to her service on the Board of Directors of the Company. Ms. Paladino is a member of the Audit Committee and the Compensation Committee.

Mr. Mitchell G. Tyson is an independent business strategy and clean energy consultant and serves on multiple industry, government, non-profit and private corporate boards of directors. He is a managing partner at the Clean Energy Venture Group, Venture Partner in the Clean EnergyVenture Fund, and co-founder and former chair of the Northeast Clean Energy Council. He also serves on a number of corporate boards and mentors numerous start-ups. Previously, Mr. Tyson served as the Chief Executive Officer of PRI Automation, a publicly traded corporation that supplied automation systems including hardware, software and services to the semiconductor industry. From 1987 to 2002, he held positions of increasing management responsibility and helped transform PRI Automation from a small robotics manufacturer to the world’s leading supplier of semiconductor fab automation systems. Prior to joining PRI Automation, Mr. Tyson worked at GCA Corporation from 1985 to 1987 as Director of Product Management and served as science advisor and legislative assistant to the late U.S. Senator Paul Tsongas from 1979 to 1985. Mr. Tyson is Chairman of the Cyber Security Committee and a member of the Audit Committee of the Company. Mr. Tyson brings leadership and extensive business experience as well as finance expertise to the Board.

In light of the decision by Mr. Walter M. Fiederowicz not to stand for re-election at this year’s Annual Meeting of Shareholders, the Board will elect a new Chairman of the Audit Committee at its regular meeting on April 2, 2025.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors met six (6) times during the 2024 fiscal year. During fiscal 2024, each director attended at least 75% of the meetings of the Board of Directors and committee meetings of the Board on which such director served.

The Company’s Board of Directors has Audit, Compensation, Cyber Security and Nominating Committees. Members of the Audit, Compensation, and Nominating Committees are entirely comprised of independent, non-employee directors under applicable NASDAQ rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Audit Committee’s functions include the appointment of the Company’s independent registered public accounting firm, and then reviewing with such accountants the plan for and results of their auditing engagement as well as periodically assessing their independence. The Audit Committee pre-approves all audit and non-audit services provided to the Company. Messrs. Fiederowicz, Lewis, and Tyson and Ms. Paladino are the members of the Audit Committee. All members of this Committee are independent, non-employee directors under applicable NASDAQ rules and Rule 10A-3 under the Exchange Act. Mr. Lewis and Ms. Paladino qualify as audit committee financial experts as defined under Item 407 of Regulation S-K. The Audit Committee held eighteen (18) meetings during the 2024 fiscal year. Mr. Fiederowicz serves as Chairman of the Audit Committee. The Board will elect a new Chairman of the Audit Committee at its regular meeting scheduled for the afternoon of April 2, 2025.

The Compensation Committee’s functions include establishing the compensation levels for our executive officers and overseeing compensation policies and programs for the executive officers of the Company and administration of the Company’s equity and stock plans. This includes setting corporate goals and objectives relevant to compensation of our executive officers and evaluating performance against these goals and objectives. The Committee also reviews and makes recommendations to the Board with respect to director compensation. Members of management, including the Chairman of the Board, the Chief Executive Officer, and now the Executive Chairman, participate in Compensation Committee meetings when requested by the Committee to present and discuss the materials provided, including recommendations considered to be relative to executive pay and competitive market practices. These members of management assist the Committee in understanding the Company’s business plan and long-term strategic direction, developing the performance targets for our performance-based compensation and understanding the technical or regulatory considerations, as well as the motivational factors of the decisions that are intended to drive executive and company performance. Although the Committee solicits input and perspective from management, the ultimate decision on executive compensation is made solely by the Compensation Committee, and decisions regarding the Chief Executive Officer’s and Executive Chairman’s compensation are made by the Compensation Committee outside the presence of the Chief Executive Officer and Executive Chairman. Messrs. George C. Macricostas, Fiederowicz and Liao and Ms. Paladino were the members of the Compensation Committee through January 6, 2025, at which time Mr. George C. Macricostas was succeeded as Compensation Committee Chairman and member by Mr. David A. Garcia. All members of this Committee are independent, non-employee directors under applicable NASDAQ rules. The Compensation Committee held six (6) meetings during the 2024 fiscal year.

The Nominating Committee’s functions include the consideration and nomination of candidates for election to the Board. Messrs. Lewis, Liao and George C. Macricostas were members of the Nominating Committee during fiscal 2024 and until January 6, 2025, at which time Mr. Macricostas was succeeded by Mr. Garcia. All members of this Committee were independent, non-employee directors under applicable NASDAQ rules for fiscal 2024. This Committee held one (1) meeting during the 2024 fiscal year.

The Nominating Committee is committed to adding highly qualified candidates, who can also bring diverse experiences and perspectives to our Board. The minimum qualifications for nominees to be considered by the Nominating Committee are experience as a business or technology leader, the highest ethical standards, the ability to deliver value and leadership to the Company, and the ability to understand, in a comprehensive manner, the technology utilized by the Company and its customers for the production of semiconductors and flat panel displays. If an opening for a director arises, the Board will conduct a search for qualified candidates. The Nominating Committee utilizes its network of contacts to compile a list of potential candidates but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee will also consider qualified candidates for director suggested by Shareholders in written submissions sent to Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804, Attention: Secretary.

The Nominating Committee also recognizes that diversity of backgrounds, diverse skills and professional experience are important considerations for determination of the Board’s composition. In this regard, the Committee’s selection of a nominee also gives significant consideration to the backgrounds of the other directors, so that the Board of Directors as a whole has an appropriate mix of backgrounds, professional skills, and breadth of experience. The Nominating Committee reviews its effectiveness in balancing these considerations through its ongoing consideration of directors and nominees, as well as the Nominating Committee’s annual self-evaluation process. The Nominating Committee evaluates candidates in the same manner, whether the candidate was recommended by a Shareholder or not.

The Nominating Committee did not receive any director nominations from a Shareholder for the Annual Meeting.

The purpose of the Cyber Security Committee is to assist the Board and the Company’s management in fulfilling its oversight responsibilities to the Shareholders by reviewing and reporting on cybersecurity risks, protection, and mitigation. Messrs. Tyson and Constantine S. Macricostas are the members of the Cyber Security Committee, and Mr. Tyson is the Chairman. The Committee held one (1) meeting during the 2024 fiscal year.

General

The Board provides a process for Shareholders to send communications to the Board or to any director individually. Shareholders may send written communications to the Board or to any director c/o Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804, Attention: Secretary. All communications will be compiled by the Secretary and submitted to the Board or the individual directors on a periodic basis.

It is the Company’s policy that the directors who stand for election at the Annual Meeting attend the Annual Meeting unless the director has an irreconcilable conflict and attendance has been excused by the remainder of the Board. All of the persons who were directors during the last fiscal year were in attendance at the 2024 Annual Meeting of Shareholders, and all current nominees are expected to be in attendance at the 2025 Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee consists of four directors, each of whom meets the independence requirements of NASDAQ and Rule 10A-3 under the Exchange Act. The Audit Committee operates under a written charter adopted by the Board of Directors of the Company. The Audit Committee met 18 times during the 2024 fiscal year. The Audit Committee also prepares a written self-performance evaluation of the Committee’s performance on an annual basis.

The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and Deloitte & Touche LLP (the Company’s independent registered public accounting firm) in carrying out its oversight responsibilities. Company management is responsible for the Company’s internal controls and the financial reporting process. In carrying out its responsibilities for the fiscal year ended October 31, 2024, the Audit Committee, among other things:

•        Reviewed and discussed the audited financial statements with the Company’s management and Deloitte & Touche LLP;

•        Reviewed and discussed with Deloitte & Touche LLP matters required by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•        Received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the PCAOB and discussed with Deloitte & Touche LLP its independence from the Company and its management;

•        Met with management periodically to review the Company’s Sarbanes-Oxley Section 404 compliance efforts related to internal control over financial reporting;

•        Reviewed and discussed with management and Deloitte & Touche LLP management’s report on internal control over financial reporting and Deloitte & Touche LLP’s related opinions;

•        Reviewed and discussed with management and Deloitte & Touche LLP the results of the internal review disclosed in the Company’s Form 8-K filed on June 12, 2024;

•        Reviewed the policies and procedures for the engagement of Deloitte & Touche LLP, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services; and

•        Reviewed complaints and inquiries about accounting and auditing matters and violations of Company policy, if applicable.

Based on the foregoing meetings, reviews, and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2024 be included in the Company’s Annual Report on Form 10-K. Further, the Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025 and is submitting such appointment to the Shareholders for ratification at the Annual Meeting.

This report is submitted by:

Walter M. Fiederowicz, Chairman
Adam Lewis
Mary Paladino
Mitchell G. Tyson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

For the fiscal years ended October 31, 2024 and October 31, 2023, the aggregate fees for professional services rendered by Deloitte & Touche LLP were as follows:

	Fiscal 2024	Fiscal 2023
Audit Fees(a)	$2,215,069	$1,973,521
Audit-Related Fees(b)	$0	$0
Tax Fees(c)	$43,125	$40,458
All Other Fees(d)	$10,952	$11,425
Total	$2,269,146	$2,025,404

____________

(a)      Represents aggregate fees in connection with the audit of the Company’s annual financial statements, internal control over financial reporting, and review of the Company’s quarterly financial statements or services normally provided by Deloitte & Touche LLP.

(b)      Represents assurance and other activities that are reasonably related to the audit of the Company’s financial statements.

(c)      Represents aggregate fees in connection with tax compliance, tax advice and tax planning.

(d)      Represents aggregate fees for professional services not included in the categories above, including services related to other permissible advisory services and regulatory reporting requirements, and other assurance services that are required by statute or regulation.

POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The Company maintains an auditor independence policy that, among other things, prohibits our independent registered public accounting firm from performing non-financial consulting services. This policy mandates that the Audit Committee approve in advance the audit and permissible non-audit services to be performed by the independent registered public accounting firm and the related budget, and that the Audit Committee be provided with routine reporting on actual spending. This policy also mandates that the Company may not enter into engagements with its independent registered accounting firm for non-audit services without the express pre-approval of the Audit Committee.

EXECUTIVE OFFICERS

The names of the executive officers of the Company are set forth below together with the positions held by each person in the Company. All such executive officers are appointed by the Board of Directors annually and serve until their successors are duly elected and qualified.

Name and Age	Position	Served as an Executive Officer Since
Dr. Frank Lee, 72	Chief Executive Officer	2018
George C. Macricostas, 55	Executive Chairman	2025
H. K. Park, 56	Senior Vice President General Manager of FPD Operations	2018
Dr. Christopher J. Progler, 61	Executive Vice President Chief Technology Officer and Strategic Planning	2006
Eric Rivera, 48	Executive Vice President Chief Financial Officer	2024
David Wang, 60	Senior Vice President Chief Operating Officer IC and US/EU Mainstream Operations	2024

Dr. Frank Lee was appointed Chief Executive Officer on May 16, 2022. Prior to his appointment as Chief Executive Officer, Dr. Lee was serving as President of our joint venture in Taiwan (formerly PSMC) since 2006. Prior to that he was CEO, NSMC, Ning-PO from 2004 to 2006 and was Fab Director and Senior Advisor for UMC, Hsin-Chu, Taiwan from 2001 to 2004 and, prior to that, he was Executive Vice President of Grace Semiconductor, Shanghai, China from 2000-2001.

George C. Macricostas was appointed Executive Chairman of the Company on January 6, 2025. He has been a Board member since 2002, serving on the Nominating and Cybersecurity Committees, and most recently as Chairman of the Compensation Committee. Previously, he was a senior vice president at Photronics, Inc., where he was responsible for all aspects of the company’s IT infrastructure

H.K. Park is currently Senior Vice President of Photronics, Inc. and General Manager of FPD Operations. Mr. Park joined Photronics in 2004. He has over twenty-five (25) years of experience in the semiconductor industry and was appointed Vice President of Photronics, Inc. and General Manager of China FPD Operations in 2018.

Dr. Christopher J. Progler became an executive officer on June 21, 2006. Dr. Progler was promoted to Executive Vice President in January 2020. Dr. Progler has been employed by Photronics since 2001 starting with the position of Corporate Chief Scientist. He was promoted to Vice President and Chief Technology Officer in 2004. In 2011, Dr. Progler assumed the added responsibility of Strategic Planning for the Company. His current work includes global R&D, product development and strategic ventures. Dr. Progler serves on the management boards of Asia-based photomask joint venture companies PDMC and PDMCX.

Eric Rivera was named Chief Financial Officer on May 23, 2024. Mr. Rivera previously held the role of Interim Chief Financial Officer since February 2024 and has served as Chief Accounting Officer since 2020. Mr. Rivera joined Photronics in 2016 as corporate controller. He is the Company’s Principal Financial Officer and Principal Accounting Officer and has 24 years of experience and held several positions in accounting and financial reporting prior to joining Photronics, including at IBM and Thomson Reuters. He holds a bachelor’s degree in accounting from Mercy University and is a certified public accountant.

David Wang joined PDMC (Photronics DNP Mask Corporation) in 1998. From 2000 to 2003, Mr. Wang served as the General Manager of Photronics Singapore, and from 2007 to 2010, he was the General Manager of Photronics Shanghai. David participated in the expansion of the Taichung plant in 2009, the merger with Dai Nippon Printing (DNP) in 2014, and the establishment and operational integration of Xiamen Photomask Corporation (PDMCX) in 2016. Taiwan Photomask and Xiamen Photomask are now the largest commercial semiconductor photomask manufacturing bases in the world. David graduated National United University in Taiwan, with a B.S. in Industrial Engineering and Management.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee is responsible for setting and administering the policies governing compensation of our executive officers. The Compensation Committee reviews and approves, among other things, overall compensation, long-term and annual performance-based compensation for the Named Executive Officers (identified in the Summary Compensation Table) as well as certain other key employees. The purpose of this Compensation Discussion and Analysis is to provide material information about the Company’s compensation objectives and policies for its Named Executive Officers and to put into perspective the tabular disclosures and related narratives. The following report provides information about our compensation programs and policies and the outcomes and achievements that resulted in the determination of compensation to our Named Executive Officers. Specific fiscal 2024 compensation information for our Chief Executive Officer and the other Named Executive Officers will be outlined in a series of tables following this Compensation Discussion and Analysis.

Corporate Summary

Photronics is one of the world’s leading manufacturers of photomasks, which are high precision photographic quartz plates containing microscopic images of electronic circuits. Photomasks are a key element in the manufacture of semiconductors and flat panel displays (“FPD”) and are used as masters to transfer circuit patterns onto semiconductor wafers and flat panel substrates during the fabrication of integrated circuits (“IC”) and a variety of FPDs and, to a lesser extent, other types of electrical and optical components. The Company presently operates principally from eleven manufacturing facilities, two of which are located in Europe, three in Taiwan, one in Korea, two in China and three in the United States. Currently, research and development of photomask activities for ICs are focused on 14 nanometer node and below and, for FPDs, on AMOLED resolution enhancement (display device technology used in smart watches, mobile devices, laptops and televisions) and introduction of photomasks for Generation 10.5+ large glass substrates (3370 x 2940mm or greater).

In 2024, Photronics achieved slightly lower sales in both IC and FPD. IC revenue was driven by strong high-end sales, particularly in the US, while FPD was led by mainstream demand. Photomask demand trends were favorable as we ended the year and we are cautiously optimistic that these trends will continue into 2025, driven by megatrends such as AI, supply chain regionalization, and edge computing. For the year, overall revenue decreased $25.2 million from fiscal 2023, with IC revenue of $638.1 million, down $13.2 million or 2.0% from fiscal 2023 due to less demand for mainstream products earlier in the year which was partially offset by strong demand for high-end products. FPD revenue was $228.8 million, down $12.0 million or 5.0%, driven by a $6.5 million or 16.3% decrease in revenue from mainstream products due to a decrease in G8 products. Despite these challenges, the year concluded with substantial financial achievements, including $130.7 million in GAAP net income.

Compensation Philosophy

It is important that the Company be able to attract, motivate and retain highly talented individuals at all levels of the organization who are committed to the Company’s values and objectives. Accordingly, the Company’s compensation philosophy is based on rewarding the Company’s executives for their individual and collective efforts and contributions to the Company in a manner that fosters teamwork and leads to the long-term success of the Company. We feel this is in the best interest of our Shareholders. The Company also believes that delivering a substantial portion of such rewards in the form of restricted stock aligns the interests of the Company’s executives with the interests of its Shareholders. Our current design and structure of the Company’s executive compensation program have been consistent for several years and are designed to attract, motivate and retain talented employees by providing adequate incentives to achieve our business objectives while not encouraging excessively risky behavior.

We believe that our executive compensation program supports our business strategies and talent management objectives and is consistent with governance best practices that serve our Shareholders’ long-term interests. The following are some of the highlights of our program design and pay practices for our Named Executive Officers:

What We Do	What We Don’t Do
Maintain stock ownership guidelines to reinforce the alignment of executive officer and Shareholder interests	No guarantee of salary increases, bonuses, compensation or equity grants for our executive officers
Generally require four year vesting periods on equity awards	No non-statutory pension plans or other post-employment benefit plans
Evaluate the results from the most recent Shareholder advisory vote on executive compensation.

Compensation Objectives

Consistent with the Company’s philosophy, the Company believes that executive compensation must be competitive with other comparable employers in order for qualified employees to be attracted to, and retained by, the Company and that the Company’s compensation practices should provide incentives for driving better business performance and increasing Shareholder value. Accordingly, the four primary objectives of the Company’s compensation program, as administered by the Compensation Committee are:

•        to provide competitive compensation to attract, retain and motivate talented employees and foster teamwork as well as support the Company’s achievement of its financial and strategic goals;

•        to advance the goals of the Company by aligning executives’ interests with Shareholder interests;

•        to minimize risks associated with compensation; and

•        to balance the incentives associated with the program in a way that provides incentives for executives to assess and manage risks associated with the Company’s business appropriately, in the context of the Company’s business strategy.

Elements of Compensation

The Compensation Committee uses three principal components to achieve the Company’s primary objectives: base salary, annual cash incentives and stock-based awards. The Company minimizes the perquisites available to its employees as a whole, including its executives.

The Compensation Committee believes the three principal components of the Company’s executive compensation result in a compensation program that is competitive and aligns the Named Executive Officers’ interests with Shareholder value creation.

Base Salary

Base salaries provide each executive with a fixed, minimum level of cash compensation. The Company believes it is important for retention, stability, and continuity of leadership that base salaries be competitive with the Company’s peers. Base salaries may be increased or decreased depending upon changes in duties or economic conditions.

Annual Cash Incentives

Annual cash incentives are used to promote the achievement of specific goals of the Company and are evaluated on an annual basis subject to discretion of the Compensation Committee.

Stock-Based Awards

Stock-based awards are the Company’s preferred approach to both align the interests of Shareholders with the executives, as well as enhance the Company’s retention goals. By virtue of the stock-based awards, the Named Executive Officers are Shareholders themselves and participate in any gains in value of the Common Stock.

Determination of Total Compensation

When determining total compensation, the Compensation Committee assesses five primary factors:

•        the overall performance of the Company;

•        the Named Executive Officer’s role in that performance;

•        the compensation earned by the Named Executive Officer;

•        the compensation of similarly situated executive officers working for peer group companies; and

•        Shareholder feedback.

When linking the Company’s performance and the total compensation of the Named Executive Officers in fiscal 2024, the Compensation Committee used the performance measures provided under the 2011 Equity Incentive Compensation Plan (“2011 EICP”), as well as its subjective assessment of the performance of the Company and individual Named Executive Officer’s contributions.

The Compensation Committee meets with the Chief Executive Officer and formerly the Chief Administrative Officer, now the Executive Chairman, to obtain recommendations with respect to the Company’s compensation programs and practices for executives and other employees. The Compensation Committee takes management’s recommendations into consideration but is not bound by management’s recommendations with respect to executive compensation. When the Compensation Committee evaluates the role of each Named Executive Officer in the performance of the Company it considers both the recommendation and evaluation of such Named Executive Officer by the Chief Executive Officer and Executive Chairman (neither of which evaluate their own performance) and the Compensation Committee’s assessment of each Named Executive Officer’s leadership qualities, paying particular attention to the scope of his or her duties and the collaboration of such Named Executive Officer with other team members.

The Compensation Committee periodically reviews the Company’s approach to executive compensation in light of the general economic conditions in the semiconductor industry and the Company’s performance. The Compensation Committee also reviews the compensation practices of its peers and periodically, when appropriate, consults with outside advisors and annually reviews the Company’s pay practices and salary ranges. This review includes looking at peer data, such as grant summaries, past grants, executive analysis (e.g. base salary, stock, bonus, etc.), long-term incentives, world-wide salary increase projections, paid for data, and other publicly available data. After the close of fiscal 2024 the Compensation Committee retained Meridian Compensation Partners (“MCP”) as compensation consultants to prepare a market analysis comparing director compensation and executive salary data to published survey data and market peer group data. This market analysis was also utilized by the Compensation Committee after fiscal 2024 to set bonus compensation for 2024 and to adjust base salaries for 2025. In making this retention, the Compensation Committee conducted its independence assessment in accordance with applicable law and did not believe such services performed by MCP presented a conflict of interest. MCP evaluated the competitiveness of Photronics’ Board of Directors pay program against a renewed benchmarking peer group of 19 companies, and made recommendations intended to align the structural aspects of the Company’s director compensation program within peer and market best practice and also re-align total compensation to be within the range of such peer group. In addition, the Compensation Committee engaged MCP to conduct a benchmarking analysis of pay opportunities for the Company’s CEO and other Named Executive Officers, in order to assess the competitiveness of Photronics’ current compensation structure and levels. MPC was retained subsequent to the conclusion of fiscal 2024 and was not paid for any of these services during the 2024 fiscal year.

In establishing compensation levels for the Named Executive Officers for fiscal 2024, the Compensation Committee considered compensation at nineteen publicly traded companies in the semiconductor/electronics industries with similar levels of sales and market capitalization. These companies are shown on the chart below. Information regarding these companies and their compensation practices is drawn from their proxy statements. Generally, the Compensation

Committee believes that the compensation of its executive officers should be set near the median compensation of this comparison group; however, it is also important to the Compensation Committee that compensation reflect individual performance and the Company’s results which may warrant compensation above or below median.

Compensation Peer Group
Advanced Energy Industries, Inc.	Allegro MicroSystems, Inc.
Alpha and Omega Semiconductor Limited	Axcelis Technologies, Inc.
Cirrus Logic, Inc.	Cohu, Inc.
Entegris, Inc.	FormFactor, Inc.
Ichor Holdings, Ltd.	Kulicke and Soffa Industries, Inc.
MACOM Technology Solutions Holdings, Inc.	Onto Innovation Inc.
OSI Systems, Inc.	Penguin Solutions, Inc.
Power Integrations, Inc.	Semtech Corporation
Silicon Laboratories Inc.	Ultra Clean Holdings, Inc.
Veeco Instruments Inc.

In addition, when establishing its compensation policies for a given year, the Compensation Committee will evaluate the results from the most recent Shareholder advisory vote on compensation to consider the implications of such advisory vote for the compensation policies and determine whether changes are appropriate. At the 2024 Annual Shareholders Meeting, 83.95% of the votes cast with respect to the advisory vote on executive compensation were cast in favor of the executive compensation paid in fiscal 2023. In light of this vote, as well as the Compensation Committee’s review of the compensation arrangements discussed above, general market pay practices for its executives, and its assessments of individual and corporate performance, the Compensation Committee determined that no significant change in its executive compensation policies would be made. The Compensation Committee will consider the results from this year’s and future Shareholder advisory votes regarding future executive compensation decisions.

The charts below reflect Photronics information based on the 2024 compensation as set forth in our Summary Compensation Table. The Photronics Executive Officer Average reflects our Named Executive Officers as set forth in the Summary Compensation Table excluding the Chief Executive Officer. The amounts shown for stock are calculated based on the closing price of the common stock on the date of grant multiplied by the number of shares awarded in accordance with ASC No 718 and are derived from the information set forth in the Summary Compensation Table that follows this report. A majority of CEO and Named Executive Officer compensation is variable or at-risk through bonus and stock.

Compensation Awards in Fiscal 2024

Base Salary

The Compensation Committee evaluates and establishes base salary levels in light of economic conditions (generally and in the regions where executives work) and in comparison to other similarly situated companies. Base salary is designed to recognize an executive’s knowledge, experience level, skill, ability, level of responsibility, and ongoing performance. The Compensation Committee targets base salary for all executives to be at a level consistent with our assessment of their value relative to their peers in the labor market, while also taking into account our need to manage costs. Any recommendations for salary changes to any of the Named Executive Officers (other than the Chief Executive Officer) are made by the Chief Executive Officer and presented to the Compensation Committee for approval.

In fiscal 2024, Mr. Rivera received a 12.5% salary increase from $311,313 to $350,009 over fiscal 2023. For fiscal 2025, Mr. Rivera received a 36.6% salary increase from $350,009 to $425,261 over fiscal 2024. Eash increase was as a result of additional responsibility and alignment of salary to the role of Chief Financial Officer, and the fiscal 2025 increase was also based on the results of MCP’s benchmarking analysis. Dr. Lee and Dr. Progler received no salary increase for fiscal 2024 over fiscal 2023, and for fiscal 2025 over fiscal 2024, in order to maintain their respective salaries against the peer group baseline. In fiscal 2024 Mr. Park received a 2.2% salary increase from $319,800 to $327,117 over fiscal 2023. For fiscal 2025, Mr. Park received a 2.5% salary increase from $327,117 to $335,295 over fiscal 2024, consistent with the Company’s annual cost of living increase practices. In fiscal 2024 Mr. Wang received a 1.8% salary increase from $308,048 to $313,593 over fiscal 2023. For fiscal 2025, Mr. Wang received a 2.5% salary increase from $313,593 to $321,433 over fiscal 2024, consistent with the Company’s annual cost of living increase practices.

Ms. Burr retired as Chief Administrative Officer, General Counsel and Secretary on September 30, 2024.

Annual Cash Incentives

Our Named Executive Officers participated in an annual cash incentive program in fiscal 2024.

In January 2024, the Compensation Committee met and established criteria for bonus for the first quarter of fiscal 2024 as part of the annual cash incentive program. The Compensation Committee established that the Company would accrue bonus amounts on a percentage of operating income based on the performance of the Company after deduction of the bonus accrual. In February 2024, the Compensation Committee met and revised the objectives for the second, third and fourth quarter based on ranges of the operating income and gross margin. The Company exceeded the percentages for each quarter and accrued bonus amounts based on historical percentages that included the percentages established by the Compensation Committee with respect to operating income and gross margin but also allowed for discretionary bonuses as have been historically granted by the Compensation Committee. The criteria for gross margin and operating income are competitively sensitive and therefore in accordance with Instruction 4 to Item 402 of Regulations S-K are not disclosed, as disclosure would result in competitive harm to the company. The criteria chosen coordinates with our financial and strategic objectives and appropriately balances our short- and long-term goals. Our goals are designed to incentivize building a business with resilience and growth capability as well as long-term sustainable growth. We believe the goals are aggressive but achievable in the difficult and highly competitive industry in which we operate, and the criteria set are difficult to achieve.

The Compensation Committee met several times after the conclusion of fiscal 2024 and decided to award the bonuses detailed below to the Named Executive Officers based on the gross margin and operating income achieved by the Company. Furthermore, based on the fact that the Company generated acceptable results in the face of industry headwinds and achieved $131 million in GAAP net income the Compensation Committee awarded the following bonuses to the Named Executive Officers in December 2024. Based on the Company’s financial discipline and achievements for fiscal 2024, the Compensation Committee used its discretion to award bonuses to the Named Executive Officers as set forth below. The Compensation Committee noted that the 2011 Executive Incentive Compensation Plan (the “2011 EICP”) provided that bonuses could not exceed 65% of base salary. However, based on the individual performance of certain Named Executive Officers, the Compensation Committee decided to grant the Named Executive Officers discretionary bonuses outside of the 2011 EICP. The amount of total bonuses awarded to the Named Executive Officers including the discretionary bonuses granted outside of the 2011 EICP in December 2024 were as follows:

Dr. Frank Lee	$603,835
Mr. H.K. Park	$294,406
Dr. Christopher J. Progler	$222,903
Mr. Eric Rivera	$315,008
Mr. David Wang	$282,234

Ms. Burr and Mr. Jordan did not receive bonuses for fiscal 2024 as they were not employed by the Company at the conclusion of the fiscal year.

The Compensation Committee plans to establish goals for fiscal 2025 pursuant to the terms of the 2011 EICP related to gross margin and operating income. The targets for gross margin and operating income are competitively sensitive and therefore in accordance with Instruction 4 to Item 402 of Regulations S-K will not be disclosed, as disclosure would result in competitive harm to the company.

Stock-Based Awards

The Company’s long-term incentive program used restricted stock for fiscal 2024. The Company’s equity incentive plan described below allows for the grant of stock options and restricted stock awards to directors, executive officers of the Company, and other employees of the Company. The Compensation Committee believes that the grant of restricted stock awards provides a strong link between executive compensation and Shareholder return, aligning the long-term interests of its executives with those of the Shareholders and thereby promoting strategic planning while minimizing excessive risk.

For the purpose of aiding the Company and its subsidiaries in attracting, retaining, and motivating qualified personnel, the Company adopted a long-term equity incentive compensation plan (the “LTEIP”) in 2016. In fiscal 2023, the LTEIP was amended with Shareholder approval (the “Amended LTEIP”). The Company has proposed a new Equity Incentive Plan for 2025 (the “2025 Equity Incentive Plan”) to supersede and replace the Amended LTEIP, as disclosed in Proposal 2.

The Amended LTEIP is administered by the Compensation Committee. The Compensation Committee has the authority to determine, subject to the provisions of the Amended LTEIP, who will be granted awards, the terms and conditions of awards, and the number of shares subject to, or the cash amount payable with respect to, an award. The Compensation Committee may also make factual determinations in connection with the administration or interpretation of the Amended LTEIP. To the extent not prohibited by applicable laws, rules, and regulations, the Compensation Committee may also, from time to time, delegate some or all of its authority under the Amended LTEIP to a subcommittee or to other persons or groups of persons as it deems necessary, appropriate, or advisable. Additionally, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Amended LTEIP may be exercised by the Compensation Committee, may alternatively be exercised by the Board of Directors of the Company.

Grants of equity awards under the Amended LTEIP are generally decided every November or December and awards are usually granted in January. Grants to Named Executive Officers under the Amended LTEIP are based on job responsibilities and the potential for individual contribution impacting the Company’s overall performance. When considering grants, the Compensation Committee exercises judgment and discretion, looking at each executive’s scope of responsibility and individual performance as well as the performance of the Company, and also considers previous stock award grants to align generally with its overall compensation philosophy. For example, the Compensation Committee may consider reducing grants in a particular year when a Named Executive Officer has large realizable gains from stock award grants in previous years. Other than inducement awards to new officers or other awards permitted to be granted outside of a Shareholder approved equity plan under NASDAQ rules, the Company makes all grants of restricted stock pursuant to the terms of the Amended LTEIP.

The annual stock grant is a collaborative process between the Compensation Committee and the Chief Executive Officer for determining the total pool of shares available for award. The Compensation Committee approves the total number of shares available for grant. The Chief Executive Officer then provides individual grant recommendations to the Compensation Committee (except for his own) for his senior management team including the Named Executive Officers for review and approval by the Compensation Committee. The Chief Executive Officer’s recommendation is a subjective evaluation of the Named Executive Officers’ individual contributions to the performance of the Company as a whole, the level of incentive compensation previously received, as well as the market price of the common stock on the date of grant. The Compensation Committee considers the aggregate number of shares available, the number of shares previously awarded and the number of individuals to whom the Company wishes to grant equity awards, as well as the factors set forth in the immediately preceding paragraph. The Compensation Committee reserves the right to consider any factors it considers relevant under the circumstances then prevailing in reaching its determination regarding the amount of each equity award.

The Chief Executive Officer’s and Executive Chairman’s grants are determined by the Compensation Committee in its sole discretion, based on the Compensation Committee’s evaluation of the Chief Executive Officer’s and Executive Chairman’s expected contribution to the Company’s future success, the level of incentive compensation previously awarded, the overall performance of the Company, a review of the Chief Executive Officer’s and Executive Chairman’s peer group compensation, and the market price of the Common Stock on the date of grant.

When determining the long-term incentive grants that were decided by the Compensation Committee in the later part of 2024 but awarded in early 2025, the Compensation Committee considered the overall performance of the Company in fiscal 2024. The Compensation Committee also reviewed the restricted stock awards that were granted last year, as well as the cost of such grants to the Company all in connection with the performance of the Company for fiscal 2024. The Compensation Committee also reviewed the grant history of the Company’s peers and the compensation given to peer company Named Executive Officers and based on the totality of its review and analysis the Compensation Committee decided to grant the awards shown below to the Named Executive Officers.

The Compensation Committee has the authority under the Amended LTEIP to select the individuals who will be granted awards from among the officers, employees, directors, non-employee directors, consultants, advisors, and independent contractors of the Company or a subsidiary of the Company.

A maximum of five million (5,000,000) shares of Common Stock may be issued under the Amended LTEIP.

Based on the segment revenue and operational efficiencies achieved by the Company and the performance of certain individuals in connection with the internal review disclosed in our Form 8-K filed on June 11, 2024, the Compensation Committee awarded the following Executive Officers the following grants of restricted stock on January 3, 2025. The grants of equity awards are based on a variety of factors including market and peer group data, the ability of the executive to impact long-term shareholder value, the executive’s prior contributions and performance and the currently outstanding equity grants held by the executive and to closely align the incentives with the interests of our Shareholders.

Shares of Restricted Stock
Dr. Frank Lee	80,000
Mr. H. K. Park	38,000
Dr. Christopher J. Progler	28,000
Mr. Eric Rivera	38,000
Mr. David Wang	38,000

The shares of restricted stock will, consistent with earlier grants, vest in four equal increments over the next four years. All stock awards granted are subject to acceptance by the respective recipients of the terms of the stock award agreements. No stock options were granted to any Named Executive Officers in this compensation cycle.

Stock Ownership Guidelines

We have stock ownership guidelines that require directors and Named Executive Officers to maintain ownership of our stock based on a multiple of base salary or a non-management director’s annual cash retainer converted to a fixed number of shares as follows:

Title	Stock Ownership Guidelines
Chairman of the Board and non-management directors	3x Annual Cash Retainer
Chief Executive Officer	2x Base Salary
Other Named Executive Officers	1x Base Salary

Common Stock that counts towards satisfaction of guidelines includes shares owned outright by the participant, stock held in Photronics’ Employee Stock Purchase Plan, restricted stock issued or granted, whether vested, and shares acquired upon stock option exercises. The stock price used to calculate compliance will be the average stock price over the twenty trading days prior to the given date. Participants have five years to achieve their designated ownership level.

All directors and Named Executive Officers are in compliance with the stock ownership guidelines as of October 31, 2024. Mr. David A. Garcia was appointed to the Board of Directors in December 2024 and has five years to gain compliance with the stock ownership guidelines.

Health and Welfare and Retirement Benefits

The Named Executive Officers participate in a variety of health and welfare and paid time off benefits designed to allow the Company to retain its workforce. The benefits program offered to the Company’s Named Executive Officers is the same as that offered to all other employees.

The Company does not have a defined benefit pension plan or supplemental retirement plan. However, the Company does have a 401K Savings Plan (the “Plan”). The Plan is a 401(k)-compliant plan which enables participating employees to make contributions from their earnings and share in the contributions the Company makes to a trust fund maintained by the trustee. An account in the trust fund is maintained by the trustee for the Plan. All United States of America employees are eligible to participate in the Plan, except for nonresident aliens with no United States earned income from the Company and temporary employees or interns. The minimum amount that an employee can contribute is 1% and the maximum amount is 50%.

In fiscal year 2024, the Company provided a matching contribution based on the contributions that participating employees made to the Plan. Participating employees received a matching contribution of 50% of the first 4% of their eligible salary contributed to the Plan.

Compensation Risk Assessment

The Company regularly assesses the risks related to our compensation programs, including our executive compensation programs, and does not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Incentive award targets and opportunities are reviewed annually. One of the Compensation Committee’s primary objectives is to motivate high achievement while maintaining an appropriate balance between rewarding extraordinary performances without encouraging excessive risk taking.

Employment Agreements

In order to retain the Named Executive Officers and retain continuity of management in the event of an actual or threatened change of control, the Company has entered into employment agreements with certain of the Named Executive Officers. Each agreement covers title, duties and responsibilities, and stipulates compensation terms. Each employment agreement also sets forth the severance benefits due in the event of a change in control or termination without cause. These employment agreements are described below under the caption “Certain Agreements.” The estimate of the compensation that would be payable in the event of a change in control or termination without cause is described below under the caption “Potential Payments Upon Termination or Change in Control.” The Compensation Committee believes that these agreements are a competitive requirement to attract and retain highly qualified executive officers. Before authorizing the Company to enter into the employment agreements with the Named Executive Officers, the Compensation Committee analyzed each of the termination and change in control arrangements and determined that each arrangement was advisable and appropriate under the circumstances of the Company and given the circumstances of each of the individual Named Executive Officers. The Compensation Committee will review these arrangements again upon the renewal of each employment agreement.

Perquisites

The Company offers very limited perquisites to its Named Executive Officers. The use of a company car or a car allowance is provided to the Named Executive Officers as indicated in the Summary Compensation Table.

Tax and Accounting Impact on Compensation

Financial reporting and income tax consequences to the Company of individual compensation elements are important considerations for the Compensation Committee when it is analyzing the overall level of compensation and the mix of compensation. Overall, the Compensation Committee seeks to balance its objective of ensuring an effective compensation package for the Named Executive Officers while attempting to ensure the deductibility of such compensation — at the same time ensuring an appropriate and transparent impact on reported earnings and other closely followed financial measures.

Compensation Recovery Policy

During fiscal 2023, we adopted a compensation recovery policy that complies with applicable stock exchange listing standards that were adopted to implement compensation recovery rules issued by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act. Under the policy, if we are required to prepare a qualifying accounting restatement, we must, subject to limited exceptions, recover from covered officers, including our Named Executive Officers, the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated amounts. The policy has been filed as Exhibit 97 to our Annual Report on Form 10-K for the year ended October 31, 2023. There was no recovery of compensation under this policy during fiscal 2024.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (the “CD&A”) with management and based on such review and discussion, recommended to the Board that the CD&A be included in this Proxy Statement.

Respectfully submitted,

David A. Garcia, Chairman
Walter M. Fiederowicz
Daniel Liao
Mary Paladino

CEO PAY RATIO

As required by SEC rules, we are providing the following information about the ratio of the median annual total compensation of our employees and the annual total compensation of Dr. Frank Lee, our Chief Executive Officer. For the fiscal year ended October 31, 2024:

•        the median of salary and bonus compensation of all employees of our Company for fiscal 2024 is estimated to be: $48,071;

•        the total compensation of Dr. Frank Lee for fiscal 2024 was $4,926,253; and

•        based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees is estimated to be 102 to 1.

Excluding our Chief Executive Officer, we identified the median employee by examining the 2024 total annual base salary plus bonus for all individuals who were employed as of October 31, 2024. We included all our employees, whether full-time or part-time. For any employee that we paid in currency other than U.S. Dollars, we then applied the applicable foreign currency exchange rate as of October 31, 2024 to convert such employee’s total compensation into U.S. Dollars.

Once we identified our median employee, we added together all of the elements of such employee’s compensation for 2024 in the same way that we calculate the annual total compensation of our Named Executive Officers in the Summary Compensation Table including overtime, bonus, matching contribution pursuant to the Company 401(k) savings and profit sharing and vacation payout, if applicable. To calculate our ratio, we used Dr. Lee’s salary for fiscal 2024 plus his bonus for fiscal 2024 performance plus his stock award granted in fiscal 2024 and divided that amount by the median employee’s annual total compensation.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid or accrued by the Company for services rendered for the three-year period ended October 31, 2024, to each of the following executive officers who served during fiscal 2024 as: (i) Chief Executive Officer; (ii) Chief Financial Officer; (iii) the three other most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal 2024; and (iv) individuals who would have been Named Executive Officers pursuant to clause (iii) but for the fact they were not serving as such at the end of fiscal 2024 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Frank Lee Chief Executive Officer	2024	750,000	603,853	3,572,400	—		4,926,253
	2023	750,000	1,300,000	2,011,200	—		4,061,200
	2022	650,000	963,800	1,310,550	—		2,924,350

H.K. Park Senior Vice President and General Manager of FPD Operations	2024	319,800	294,406	1,190,800	16,860	(2)	1,821,866
	2023	312,000	374,400	502,800	204,849	(3)	1,394,049
	—	—	—	—	—		—

Christopher J. Progler Executive Vice President, Chief Technology Officer, Strategic Planning	2024	445,805	222,903	1,190,800	25,437	(4)	1,884,945
	2023	434,932	347,946	838,000	17,800	(5)	1,638,678
	2022	418,214	313,653	771,200	17,800	(5)	1,520,857

Eric Rivera Executive Vice President and Chief Financial Officer	2024	311,313	315,008	985,260	20,429	(6)	1,632,010
	—	—	—	—	—		—
	—	—	—	—	—		—

David Wang Senior Vice President, COO of Asia IC and US/EU Mainstream Operations	2024	308,048	282,234	1,190,800	15,022	(7)	1,796,104

Richelle Burr(8) Former Executive V.P., Chief Administration Officer, G.C. and Secretary	2024	485,878	0	1,786,200	137,359	(9)	2,409,437
	2023	503,500	505,000	1,005,600	15,851	(10)	2,029,437
	2022	475,000	505,712	448,270	15,556	(10)	1,998,618

John P. Jordan(11) Former Executive Vice President and Chief Financial Officer	2024	141,923	0	0	354,257	(12)	496,181
	2023	410,000	0	335,200	15,154	(13)	760,354
	2022	410,000	102,500	771,200	17,800	(13)	1,301,500

____________

(1)      The amounts shown in the “Stock Awards” column represent the closing price of the Common Stock on the date of grant multiplied by the number of shares awarded in accordance with ASC No. 718.

(2)      Represents $16,860 apartment allowance.

(3)      Represents $16,860 apartment allowance, $1,640 for use of a company driver and $186,349 tax equalization payment (now discontinued).

(4)      Represents $12,000 car allowance and $13,437 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(5)      Represents $12,000 car allowance and $5,800 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(6)      Represents $12,000 car allowance and $8,429 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan.

(7)      Represents $15,022 apartment allowance.

(8)      Ms. Burr retired from all positions with the Company effective September 30, 2024.

(9)      Includes: (a) an $11,000 car allowance, and (b) a $7,503 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan, each paid by the Company prior to Ms. Burr’s separation; as well as: (c) a $47,143 vacation payout paid post-separation; and (d) $19,850 in severance payments, (e) a $50,000 legal fees reimbursement, and (f) $1,864 in COBRA payments made by the Company pursuant to the Separation Agreement between the Company and Ms. Burr disclosed in our Form 8-K filed October 4, 2024 (the “Burr Separation Agreement”).

(10)    Represents a $12,000 car allowance and $3,851 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan in fiscal 2023, and a $12,000 car allowance and $3,556 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan in fiscal 2022.

(11)    Mr. Jordan retired from all positions with the Company effective February 23, 2024.

(12)    Includes: (a) a $4,000 car allowance, and (b) a $5,008 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan, each paid by the Company prior to Mr. Jordan’s separation; as well as: (c) a $39,423 vacation payout paid post-separation; and (d) $283,846 in severance payments, and (e) $21,981 in COBRA payments made by the Company pursuant to the Separation Agreement between the Company and Mr. Jordan disclosed in our Form 8-K filed January 23, 2024 (the “Jordan Separation Agreement”).

(13)    Represents a $12,000 car allowance and $3,154 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan in fiscal 2023, and a $12,000 car allowance and $5,800 matching contribution pursuant to the Company’s 401(k) Savings and Profit Sharing Plan in fiscal 2022.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL 2024

During the fiscal year ended October 31, 2024, the following plan-based awards were granted to the Named Executive Officers:

Name	Grant Date	Non-Equity Award	All Other Stock Awards: Number of shares of stock or units(1)	Grant Date Fair Value of Stock and Option Awards $
Frank Lee	01/03/2024		120,000	3,572,400
HK Park	01/03/2024		40,000	1,190,800
Christopher J. Progler	01/03/2024		40,000	1,190,800
Eric Rivera	01/03/2024		13,000	387,010
	10/01/2024		25,000	598,250
David Wang	01/03/2024		40,000	1,190,800
Richelle Burr	01/03/2024		60,000	1,786,200
John P. Jordan	N/A		0	0

____________

(1)      Restricted stock awards vest 25% per year beginning one year after the grant date, with full vesting on the fourth anniversary of the grant date.

See the CD&A for an explanation of the amount of salary and bonus in proportion to total compensation and a description of the material terms of plan-based awards.

OUTSTANDING EQUITY AWARDS AT
FISCAL 2024 YEAR-END

	Option Awards					Stock Awards
Name	Grant Date	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options(1) (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Frank Lee	12/19/2014	30,000		8.23	12/19/2024
	1/4/2016	33,000		12.13	1/4/2026
	1/3/2017	20,000		11.35	1/3/2027
	3/7/2017	10,000		10.75	3/7/2027
	1/2/2018	20,000		8.60	1/2/2028
	1/2/2021					8,750	(2)	199,500
	1/3/2022					20,000	(2)	456,000
	5/18/2022					17,500	(2)	206,550
	1/3/2023					90,000	(2)	2,052,000
	1/3/2024					120,000	(2)	2,736,000

HK Park	1/3/2021					5,000	(2)	114,000
	1/2/2022					12,500	(2)	285,000
	1/3/2023					22,500	(2)	513,000
	1/3/2024					40,000	(2)	912,000

Christopher J. Progler	1/4/2016	33,000		12.13	1/4/2026
	1/3/2017	15,000		11.35	1/3/2027
	1/2/2018	15,000		8.60	1/2/2028
	1/2/2021					8,750	(2)	199,500
	1/3/2022					20,000	(2)	456,000
	1/3/2023					37,500	(2)	855,000
	1/3/2024					40,000	(2)	912,000

Eric Rivera	1/2/2019	1,000		9.78	1/2/2029
	1/2/2021					1,492	(2)	34,017
	1/3/2022					4,225	(2)	96,330
	1/3/2023					13,125	(2)	299,250
	1/3/2024					13,000	(2)	296,400
	10/1/2024					25,000	(2)	570,000

David Wang	1/2/2021					2,125	(2)	48,450
	1/3/2022					4,500	(2)	102,600
	1/3/2023					22,500	(2)	513,000
	1/3/2024					40,000	(2)	912,000

Richelle Burr	1/2/2021					8,750	(2)	199,500
	1/3/2022					10,000	(2)	228,000
	1/3/2023					15,000	(2)	342,000
	1/3/2024					15,000	(2)	342,000

John P. Jordan	1/3/2020					8,750	(2)	160,650
	1/2/2021					17,500	(2)	321,300
	1/3/2022					30,000	(2)	550,800
	1/3/2023					20,000	(2)	367,200

____________

(1)      The options vest 25% on each of the first 4 anniversaries of the date of the grant.

(2)      Represents restricted stock awards which vest 25% on each of the first 4 anniversaries of the date of the grant.

OPTION EXERCISES AND STOCK VESTED
FISCAL YEAR ENDED OCTOBER 31, 2024

	Option Awards		Stock Awards
Name	No. of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)	No. of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Frank Lee	30,000	377,580	66,250	1,971,913
H.K. Park	0	0	22,250	675,275
Christopher J. Progler	0	0	40,000	1,200,338
Eric Rivera	0	0	9,305	278,636
David Wang	0	0	13,625	407,933
Richelle Burr	105,500	1,535,290	48,750	1,456,874
John P. Jordan	0	0	56,250	1,642,300

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K we are providing the following information about the relationship between executive Compensation Actually Paid (“CAP”) for our Chief Executive Officer, also referred to as our principal executive officer (“PEO”), and our other Named Executive Officers (“NEOs”) and certain financial performance metrics of the Company for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information on the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, please refer to “Compensation Discussion and Analysis.”

Pay Versus Performance

Year (a)	Summary compensation table total for PEO (b)		Compensation actually paid to PEO (c)		Average summary compensation table total for non-PEO named executive officers (d)	Average compensation actually paid to non-PEO named executive officers (e)	Value of initial fixed $100 investment based on:		Net income ($ Million) (h)	Revenue ($ Million) (i)
							Total Shareholder return (f)	MSCI US Semi & Semi Equipment GICS Index (g)
	(1)	(2)	(3)	(4)	(5)
2024	4,926,253	—	5,450,366	—	1,673,424	1,571,964	233.85	152.70	130.7	866.9
2023	4,061,200	—	4,458,400	—	1,455,630	1,650,789	188.31	113.71	125.5	892.1
2022	2,924,350	2,470,279	3,238,267	388,101	1,606,992	1,850,223	166.36	102.40	118.8	824.5
2021	—	2,006,994	—	2,638,843	1,119,162	1,439,535	132.93	125.01	55.4	663.8

____________

(1)      Amounts shown reflect the total compensation reported for Dr. Lee, our CEO effective 2022, as set forth in the Summary Compensation Table (SCT) or prior year tables.

(2)      Amounts shown reflect the total compensation reported for Dr. Kirlin, our former CEO through 2022, as set forth in the SCT or prior year tables.

(3)      Amounts shown reflect the compensation actually paid to Dr. Lee, our CEO effective 2022, as set forth in the table below.

(4)      Amounts shown reflect the compensation actually paid to Dr. Kirlin, our former CEO through 2022, as set forth in the table below.

(5)     Non-PEO executives include the following individuals:

•        2024: H.K. Park, Christopher J. Progler, Eric Rivera, David Wang, Richelle Burr, John P. Jordan

•        2023: H.K. Park, Christopher J. Progler, Richelle Burr, John P. Jordan

•        2022: Christopher J. Progler, Richelle Burr, John P. Jordan

•        2021: Frank Lee, Christopher J. Progler, Richelle Burr, John P. Jordan

Compensation actually paid to PEO
Year	Summary Comp Table Total	Deduct Reported Grant Date Fair Value of Equity Awards(1)	The fair value as of the end of the covered year for all stock and option awards that were granted during the year and remain unvested as of the end of the covered year.

The change
in fair value
(whether
positive or
negative) as
of the end of
the covered
year for
any awards
granted in
any prior
fiscal year
that remain
outstanding
and
unvested as
of the end of
the covered year.

					The fair value as of the vesting date for any awards that were granted and vested in the covered fiscal year.	Forfeitures

The change in fair value (whether positive or negative) as of the vesting date of any awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year.

								Total Compensation Actually Paid (CAP)
(a)	(b)	(c)	(d)	(e)	(f)		(h)	(i)
2024 (Lee)(2)	4,926,253	(3,572,400)	2,736,000	604,950	0		755,563	5,450,366
2023 (Lee)	4,061,200	(2,011,200)	2,203,200	176,550	0		28,650	4,458,400
2022 (Lee)	2,924,350	(1,310,550)	1,216,500	173,613	0		234,354	3,238,267
2022 (Kirlin)(3)	2,470,279	(1,735,200)	0	0	0	(1,623,750)	500,570	(388,101)
2021 (Kirlin)	2,006,994	(932,450)	1,104,150	382,667	0		77,482	2,638,843

____________

(1)      The grant date fair value of equity awards in column (c) represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(2)      Amounts shown include the compensation actually paid to Dr. Lee, our CEO.

(3)      Amounts shown include amounts actually paid to Dr. Kirlin, our former CEO.
Average Compensation actually paid to Non-PEO NEO(s)(1)
Year	Summary Comp Table Total Average	Deduct Average Reported Grant Date Fair Value of Equity Awards(2)	The fair value as of the end of the covered year for all stock and option awards that were granted during the year and remain unvested as of the end of the covered year.

The change in fair value (whether positive or negative) as of the end of the covered year for any awards granted in any prior fiscal year that remain outstanding and unvested as of the end of the covered year.

					The fair value as of the vesting date for any awards that were granted and vested in the covered fiscal year.	Forfeitures

The change in fair value (whether positive or negative) as of the vesting date of any awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year.

								Average Total Compensation Actually Paid (CAP)
(a)	(b)	(c)	(d)	(e)	(f)		(h)	(i)
2024	1,673,424	(1,057,310)	657,400	139,095	0	(206,550)	365,905	1,571,964
2023	1,455,630	(670,400)	734,400	113,688	0		17,471	1,650,789
2022	1,606,992	(848,250)	729,900	166,883	0		194,698	1,850,223
2021	1,119,162	(448,270)	474,135	158,104	58,455		77,949	1,439,535

____________

(1)      The ‘Compensation Actually Paid’ to Non-PEO NEOs reflects amounts for all individuals who served as Non-PEO Named Executive Officers at any point during the year, including those who served only part of the year due to executive transitions. Non-PEO executives include the following individuals:

•        2024: H.K. Park, Christopher J. Progler, Eric Rivera, David Wang, Richelle Burr, John P. Jordan

•        2023: H.K. Park, Christopher J. Progler, Richelle Burr, John P. Jordan

•        2022: Christopher J. Progler, Richelle Burr, John P. Jordan

•        2021: Frank Lee, Christopher J. Progler, Richelle Burr, John P. Jordan

(2)      The grant date fair value of equity awards in column (c) represents the average of the amounts reported in the ‘Stock Awards’ and ‘Option Awards’ columns in the Summary Compensation Table for all Non-PEO NEOs for the applicable year.

Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Performance Measures

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR, and our Peer Group TSR, in each case, over the four most recently completed fiscal years.

PEO and Average NEO Comp Actually Paid v. TSR and MSCI US Semi Index
6,600,000
5,600,000
4,600,000
3,600,000
2,600,000
1,600,000
600,000
(400,000)
2021
2022
2023
2024
250
200
150
100
50
-
Actual Paid to Dr. Kirlin
Non-PEO Actual Comp Average
Actual Paid to PEO Dr. Lee
TSR
MSCI

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, our Net Income and our Revenue, in each case, during the four most recently completed fiscal years.

PEO and Average NEO Comp Actually Paid v. Net Income and Revenue
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
1,400
1,200
1,000
800
600
400
200
-
2021
2022
2023
2024
Actual Paid to Dr. Kirlin
Non-PEO Actual Comp Average
Actual Paid to PEO Dr. Lee
Revenue
Net Income

Photronics and MSCI US Semiconductor & Semiconductor Equipment GICS Index

The following graphic compares the cumulative total shareholder return (“TSR”) on our common stock from October 31, 2020 through October 31, 2024 with the total cumulative return of the MSCI US Semi & Semi Equipment GICS Index, assuming $100 was invested at the close of trading October 31, 2020 in our common stock and the MSCI US Semi & Semi Equipment GICS Index and that all dividends are reinvested.

TSR Comparison
250
200
150
100
50
0
1
2
3
4
5
PLAB
MSCI US

Tabular List of Financial Performance Measures

The Company considers the following to be the most important financial performance measures it uses to link actual compensation paid to its Named Executive Officers, for the periods fiscal 2021, 2022, 2023 and 2024 as set forth in the graphs above.

•        Revenue

•        Gross Margin

•        Operating Income

•        Net Income

CERTAIN AGREEMENTS

Ms. Burr and the Company entered into a three-year employment agreement dated May 21, 2010, which automatically renewed for consecutive one-year periods unless the Company gave at least 30 days’ notice of its intent not to renew. Ms. Burr elected to retire from the Company on September 30, 2024, as discussed more fully below. Ms. Burr received a bonus of $505,000 in December 2023 and received a 2.5% salary increase in January of 2024. Ms. Burr’s base salary for the 2024 fiscal year was $516,087. Ms. Burr was entitled to participate in employee benefit plans and arrangements as established by the Company for similarly situated executives. Ms. Burr was also entitled to receive an automobile allowance or company car in accordance with the Company’s policies and provisions applicable to other similarly situated executives of the Company. If the agreement was terminated by the Company for reasons other than for “cause” or Ms. Burr resigned for “good reason,” Ms. Burr was entitled to receive a payment equal to 100% of her base salary paid out over 12 months. The agreement also provided severance payments equal to 150% of her base salary payable over 18 months in the event of involuntary termination other than for “cause” (including a resignation for “good reason”) following a “change in control” and Ms. Burr’s stock options or similar rights would become immediately vested. Ms. Burr has agreed not to engage in any activity that competes with the Company’s business during the term of her employment agreement and for twelve months thereafter.

Consistent with our previous disclosure, in connection with Ms. Burr’s separation, on September 30, 2024, the Company and Ms. Burr entered into a Separation, General Release and Consulting Agreement (defined above as the “Burr Separation Agreement”), pursuant to which Ms. Burr is entitled to (i) a payment of $516,086 (equal to her base salary for a 12 month period) payable in 26 equal installments in accordance with our current pay practices starting on the effective date of the Burr Separation Agreement, (ii) continued vesting through January 15, 2025 of 48,750 then outstanding shares of restricted stock, (iii) subject to timely election of health care continuation coverage under COBRA, payment of monthly COBRA premiums commencing on the Separation Date and ending on the earlier of (x) 12 months following the Separation Date or (y) the date her COBRA coverage ceases for any reason, and (iv) reimbursement of up to $50,000 in legal fees. The Burr Separation Agreement included mutual general releases between Ms. Burr and the Company of certain claims through the effective date of the Burr Separation Agreement. Ms. Burr will also be subject to certain non-competition and non-solicitation provisions for a period of 12 months from the effective date of the Burr Separation Agreement. The Burr Separation Agreement also included non-disparagement and confidentiality provisions, as well as a provision to return Company property.

Consistent with our previous disclosure, in connection with Mr. Jordan’s separation, on February 23, 2024, the Company and Mr. Jordan entered into a Separation Agreement (defined above as the “Jordan Separation Agreement”), pursuant to which Mr. Jordan is entitled to (i) a payment of $410,000 (equal to his base salary for a 12 month period) payable in 26 equal installments in accordance with our current pay practices starting on the effective date of the Jordan Separation Agreement, (ii) continuation of medical and dental coverage for a period of 360 days after the effective date of the Jordan Separation Agreement and (iii) the immediate vesting of 23,750 shares of restricted stock of the Company that was previously granted to Mr. Jordan. The Jordan Separation Agreement included a general release by Mr. Jordan of the Company of certain claims through the effective date of the Jordan Separation Agreement. Mr. Jordan will also be subject to certain non-competition and non-solicitation provisions for a period of 12 months from the effective date of the Jordan Separation Agreement. The Jordan Separation Agreement also included non-disparagement and confidentiality provisions, as well as a provision to return Company property.

Dr. Lee and the Company entered into a three-year employment agreement dated October 31, 2019. The Compensation Committee or the Board of Directors reviews Dr. Lee’s base salary from time to time in accordance with normal business practices of the Company, and as a result of such reviews, may increase his base salary. Dr. Lee’s current base salary is $750,000. Dr. Lee received a bonus of $603,853 in December 2024. The agreement is automatically extended for consecutive one-year periods unless the Company gives at least 30 days’ notice of its intent not to renew. Dr. Lee is entitled to participate in employee benefits plans and arrangements as established by the Company for similarly situated executives. Dr. Lee is also entitled to receive an automobile allowance in accordance with the Company’s policies and provisions applicable to other similarly situated executives of the company. If the agreement is terminated by the company for reasons other than for “cause”, or Dr. Lee resigns for “good reason”, Dr. Lee will receive a payment equal to 100% of his base salary paid out over 12 months. The agreement also provides severance payments equal to 150% of his base salary payable over 18 months in the event of involuntary termination other than for “cause” (including resignation for “good reason”) following a “change in control” and Dr. Lee’s stock options or similar rights will become immediately vested. Dr. Lee has agreed not to engage in any activity that competes with the Company’s business during the term of his employment agreement and for twelve months after.

Dr. Progler and the Company entered into a three-year employment agreement dated September 10, 2007. The Compensation Committee or the Board of Directors reviews Dr. Progler’s base salary from time to time in accordance with normal business practices of the Company, and as a result of such reviews may increase his base salary. Dr. Progler’s current base salary is $445,805. Dr. Progler received a bonus of 222,903 in December 2024. The agreement is automatically extended for consecutive 1-year periods unless the Company gives at least 30 days’ notice of its intent not to renew. Dr. Progler is entitled to participate in employee benefit plans and arrangements as established by the Company for similarly situated executives. Dr. Progler is also entitled to receive an automobile allowance or company car in accordance with the Company’s policies and provisions applicable to other similarly situated executives of the Company. If the agreement is terminated by the Company for reasons other than for “cause” or Dr. Progler resigns for “good reason”, Dr. Progler will receive a payment equal to 100% of his base salary paid out over 12 months. The agreement also provides severance payments equal to 150% of his base salary payable over 18 months in the event of involuntary termination other than for “cause” (including a resignation for “good reason”) following a “change in control” and Dr. Progler’s stock options or similar rights will become immediately vested. Dr. Progler has agreed not to engage in any activity that competes with the Company’s business during the term of his employment agreement and for twelve months thereafter.

For purposes of each of the foregoing, “good reason” means the relocation of the Company’s principal executive offices outside the United States without the employee’s consent or any reduction in his or her salary or health benefits without the employee’s consent. The term “cause” shall be defined as any of the following:

(1)    material breach of any of any obligations under the Employment Agreement (other than by reason of physical or mental illness, injury, or condition);

(2)     conviction by, or entry of a plea of “guilty” or “nolo contendere” in a court of competent and final jurisdiction for any felony that impairs his ability to perform his duties to the Company or any crime of moral turpitude;

(3)    commission of an act of fraud upon the Company;

(4)    engaging in willful or reckless misconduct or gross negligence in connection with any property or activity of the Company or its Affiliates;

(5)    repeated and intemperate use of alcohol or illegal drugs after written notice from the Board of Directors;

(6)    material breach of any other material obligation to the Company (other than by reason of physical or mental illness, injury, or condition) that is or could reasonably be expected to result in material harm to the Company;

(7)    becoming insolvent or filing for bankruptcy;

(8)    becoming barred or prohibited by the SEC from holding my position with the Company; or

(9)    violation of any duty of loyalty (i.e., engaging in self-interested transactions, misappropriation of business opportunities that belong to the Company, or a breach of Executive’s fiduciary duties to the Company).

“change of control” means, and shall be deemed to have taken place, if;

(1)    any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14 (d) (2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company;

(2)    during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement) individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s Shareholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(3)    there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), and Shareholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction; or

(4)    there is a “change in control” of the Company within the meaning of Section 280G of the U.S. Federal internal revenue code of 1986.

EQUITY COMPENSATION PLAN INFORMATION

The following table includes information concerning the Company’s equity compensation plans as of October 31, 2024.

Plan Category	No. of Shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	No. of Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plan Approved by Shareholders	1,732,154	$21.10	797,332	(1)
Equity Compensation Plans Not Approved by Shareholders	0	0	0
Total	1,732,154	$21.10	797,332

____________

(1)      Represents shares of Photronics Common Stock available for future grants under the 2016 Equity Incentive Plan and shares available under the Company’s Employee Stock Purchase Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Dr. Lee and Dr. Progler have employment agreements with the Company that provide for severance payments in the event of termination by the Company without cause, termination upon a change of control, or resignation by such Named Executive Officer with good reason. The employment agreements are further described above under the caption “Certain Agreements.”

The table below was prepared as if the Named Executives Officer’s employment was terminated as of October 31, 2024, the last business day of our 2024 fiscal year and, if applicable, a change in control occurred on that date. The table also utilizes the closing share price of Common Stock on October 31, 2024.

Name	Severance Payment ($)(1)	Benefit Plans ($)(2)	Options ($)	Restricted Stock ($)(3)	Total ($)
Frank Lee Termination without cause or resignation for good reason	750,000				750,000
Termination upon change of control	1,125,000			5,842,500	6,967,500

Christopher J. Progler Termination without cause or resignation for good reason	434,932	18,000			452,932
Termination upon change of control	652,398	18,000		2,422,500	3,092,898

____________

(1)      Assumes no bonus will be paid as part of the severance payment. The calculation was based on base salary for fiscal 2024.

(2)      Assumes a payment of $1,500 per month for COBRA premiums for 12 months.

(3)      The value of restricted stock assumes all unvested outstanding awards as of October 31, 2024, were immediately vested upon the change of control, regardless of whether termination of employment, for any reason has occurred, as provided under the Company’s stock incentive plans. In the case of restricted stock the value is based on the number of outstanding shares that would not ordinarily have vested as of October 31, 2024, multiplied by $22.80, the closing share price on October 31, 2024.

DIRECTORS’ COMPENSATION

2025

At the meeting of the Board of Directors held in December 2024, the Compensation Committee, in consultation with a third-party compensation advisory firm, recommended to the Board the compensation to be paid to the Board for calendar year 2025. The Board, after considering this recommendation, established a new director compensation program. When assessing the directors’ compensation, the Compensation Committee and its consultant refreshed our peer group (described above in the CD&A), and reviewed the compensation of the directors in that expanded peer group, reviewing each element of director compensation including the annual retainer, committee chairperson and member retainers, and equity awards to determine whether the amounts are competitive and reasonable for the services provided by the directors. We believe that providing part of the directors’ annual retainer compensation in the form of equity rather than cash serves to align the interests of our directors with our Shareholders as they become Shareholders themselves. However, we have amended our practice of basing director equity awards on a quantity of shares and believe basing such awards on their monetary value better aligns with the practices of our peer group. Effective as of calendar year 2025, directors who are not employees of the Company will receive an annual cash retainer of $70,000. There are no additional fees for attending Board meetings. Committee Chairpersons and Members are entitled to the following additional cash retainers as compensation:

Committee	Chairperson	Member
Audit	$40,000	$10,000
Compensation	$40,000	$7,500
Nominating	$20,000	$7,500
Cyber Security	$15,000	$7,500

The aggregate of each Director’s fees and committee fees are payable in two installments: January and July. Directors who are also employees of the Company (presently the Executive Chairman and Chief Executive Officer) are not compensated for serving on the Board but are paid pursuant to their respective Employment Agreements with the Company.

Grants of stock as part of the directors’ annual compensation were approved at the first Board meeting of the Company’s fiscal year and issued in the next calendar year. For calendar year 2025, each director received an award of restricted stock units equivalent to $170,000 on the grant date. The restrictions on these awards lapse on April 4, 2025, July 4, 2025, October 3, 2025 and January 2, 2026.

2024

Directors who are not employees of the Company previously received an annual cash retainer of $50,000 in addition to a fee of $5,000 for Board meetings attended through August 2024. The Company discontinued its practice of paying meeting attendance fees in September 2024. The Chairman of the Board received an additional $50,000 cash retainer. Directors who are also employees of the Company are not compensated for serving on the Board.

Grants of stock as part of the directors’ annual compensation were approved at the first Board meeting of the Company’s fiscal year and granted in January. For calendar 2024, each director received a restricted stock award of 15,000 shares. The restrictions on the awards lapse quarterly over the one-year service period.

In fiscal 2024, the Chairman of the Audit Committee received an additional annual retainer of $40,000 and the Vice Chairman received an additional annual retainer of $20,000. In fiscal 2024, the other members of the Audit Committee received an additional annual retainer of $15,000. Members of the Audit Committee were eligible to receive a per diem payment of $2,500 for travel in connection with the Audit Committee and for Board of Directors assignments. The Chairman of the Compensation Committee received an additional annual retainer of $40,000 and the Vice Chairman of the Compensation Committee received an additional annual retainer of $20,000. The Chairman of the Nominating Committee received an additional annual retainer of $20,000 and the Vice Chairman of the Nominating Committee received an additional annual retainer of $10,000. The Chairman of the Cyber Security Committee received an additional annual retainer of $15,000 and the other member of the Cyber Security Committee received a retainer of $10,000.

DIRECTOR COMPENSATION TABLE

The following table discloses the compensation of the non-employee directors who served as our directors during the fiscal year ended October 31, 2024.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Total ($)
Walter M. Fiederowicz	125,000	(2)	446,500	(1)	571,550
Adam Lewis	105,000	(3)	446,500	(1)	551,550
Daniel Liao	100,000	(4)	446,500	(1)	546,550
Constantine S. Macricostas	130,000	(5)	446,500	(1)	576,550
George C. Macricostas	125,000	(6)	446,500	(1)	571,550
Mary Paladino	120,000	(7)	446,500	(1)	566,550
Mitchell G. Tyson	107,500	(8)	446,500	(1)	554,050

____________

(1)      Represents grant date fair value of 15,000 shares of restricted stock granted on January 3, 2024 with a closing stock price of $29.77. The restricted stock vests quarterly over a year from the date of grant. As of October 31, 2024, the directors had the following aggregate unvested restricted shares: Fiederowicz: 3,750; Lewis: 3,750; Liao: 3,750; C. Macricostas: 3,750; G. Macricostas: 3,750; Paladino: 3,750; Tyson: 3,750.

(2)      Represents $50,000 as an annual retainer, $20,000 as Chairman of the Audit Committee (prorated for half-year service), $10,000 as Vice Chairman of the Audit Committee (prorated for half-year service), $20,000 as Vice Chairman of the Compensation Committee, and $25,000 for meeting fees (5 meetings at $5,000 per meeting).

(3)      Represents $50,000 as an annual retainer, $10,000 as Chairman of the Nominating Committee (prorated for half-year service), $7,500 as Chairman of the Cyber Security Committee (prorated for half-year service), $7,500 as a member of the Audit Committee (prorated for half-year service), $5,000 as a member of the Nominating Committee, and $25,000 for meeting fees (5 meetings at $5,000 per meeting).

(4)      Represents $50,000 as an annual retainer, $15,000 as a member of the Compensation Committee, $10,000 as a member of the Nominating Committee, and $25,000 for meeting fees (5 meetings at $5,000 per meeting).

(5)      Represents $50,000 as an annual retainer, $50,000 as Chairman of the Board of Directors, $5,000 as a member of the Cyber Security Committee, and $25,000 for meeting fees (5 meetings at $5,000 per meeting).

(6)      Represents $50,000 as an annual retainer, $40,000 as Chairman of the Compensation Committee, $5,000 as a member of the Cyber Security Committee (prorated for half-year service), $5,000 as a member of the Nominating Committee (prorated for half-year service), and $25,000 for meeting fees (5 meetings at $5,000 per meeting).

(7)      Represents $50,000 as an annual retainer, $20,000 as Chairperson of the Audit Committee (prorated for half-year service), $10,000 as Vice Chair of the Audit Committee (prorated for half-year service), $15,000 as a member of the Compensation Committee, and $25,000 for meeting fees (5 meetings at $5,000 per meeting)

(8)      Represents $50,000 as an annual retainer, $10,000 as Chairman of the Nominating Committee (prorated for half-year service), $15,000 as a member of the Audit Committee, $7,500 as Chairman of the Cyber Security Committee, and $25,000 for meeting fees (5 meetings at $5,000 per meeting).

COMPENSATION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2024, no members of the Compensation Committee were officers or employees of the Company or any of its subsidiaries. During fiscal 2024, no executive officers of the Company served on the Compensation Committee or the Board of Directors of another entity whose executive officers served on the Company’s Compensation Committee.

PROPOSAL 2
APPROVE THE 2025 EQUITY INCENTIVE COMPENSATION PLAN

For the purpose of aiding the Company and its subsidiaries in attracting, retaining and motivating qualified personnel, the Company adopted a new equity incentive plan (the “2025 EICP”) in February 2025, subject to Shareholder approval. We believe that the 2025 EICP is essential to the Company’s continued success. In addition to stock options, stock appreciation rights, restricted stock awards, performance shares and performance units, the 2025 EICP also permits the granting of restricted stock units and other equity-based awards. The awards provided under the 2025 EICP are vital to our ability to attract and retain the highly skilled individuals who work for the Company and who serve on its Board of Directors.

If the 2025 EICP is approved, no further grants may be made under the Company’s 2016 Equity Incentive Compensation Plan, as amended.

The text of the 2025 EICP appears at the end of this Proxy Statement as Annex A. The following description of the 2025 EICP should be read in conjunction with the full text of the 2025 EICP.

Administration

The 2025 EICP will generally be administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee has the authority to determine, subject to the provisions of the 2025 EICP, who will be granted awards, the terms and conditions of awards, and the number of shares subject to, or the cash amount payable with respect to, an award. The Compensation Committee may also make factual determinations in connection with the administration or interpretation of the 2025 EICP. To the extent not prohibited by applicable laws, rules and regulations, the Compensation Committee may also, from time to time, delegate some or all of its authority under the 2025 EICP to a subcommittee or to other persons or groups of persons as it deems necessary, appropriate or advisable. Additionally, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the 2025 EICP may be exercised by the Compensation Committee, may alternatively be exercised by the Board of Directors of the Company.

Eligibility

The Compensation Committee has the authority under the 2025 EICP to select the individuals who will be granted awards from among the officers, employees and directors, non-employee directors, consultants, advisors and independent contractors of the Company or a subsidiary of the Company. The approximate number of potential grantees is 350.

Number of Shares Available for Issuance

A maximum of five million (5,000,000) shares of Common Stock may be issued under the 2025 EICP. Such shares may be authorized but unissued shares, shares previously issued and reacquired by the Company, or both. Any shares subject to awards which, for any reason, expire or are terminated or forfeited, become available again for grant under the 2025 EICP. Additionally shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations and exercised shares covered by a stock-settled stock appreciation right will not be available for issuance pursuant to a new award. The Compensation Committee shall have full authority to determine the effect of a change in control on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an award under the 2025 EICP.

Types of Awards; Limits

The Compensation Committee may grant the following types of awards under the 2025 EICP: options; restricted stock; restricted stock units; stock appreciation rights; performance units; and other awards based on, or related to, shares of the Company’s Common Stock. However, the 2025 EICP provides that no Non-Employee Director may receive awards valued in excess of $500,000 in any fiscal year ($750,000 for a non-executive Chairman of the Board).

Stock Options

A stock option is the right to acquire shares of the Company’s Common Stock at a fixed exercise price for a fixed period of time (generally up to ten years). The exercise price is set by the Compensation Committee but cannot be less than 100% of the fair market value of the Company’s Common Stock on the date of grant.

The Compensation Committee may grant either incentive stock options or nonqualified stock options. As described in detail below, incentive stock options entitle the participant, but not the Company, to preferential tax treatment. The Compensation Committee determines the rules and procedures for exercising options. The exercise price may be paid in cash, shares, a combination of cash and shares, through net settlement (meaning the Company withholds shares otherwise issuable upon exercise to pay the exercise price), or by any other means authorized by the Compensation Committee, including cashless exercise, a procedure whereby vested shares covered by the option are sold by a broker and a portion of the sale proceeds are delivered to the Company to pay the exercise price.

Stock Appreciation Rights

Stock appreciation rights are awards that entitle the participant to receive an amount equal to the excess, if any, of the fair market value on the exercise date of the number of shares for which the stock appreciation right is exercised over the grant price. The grant price is set by the Compensation Committee, but cannot be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Payment to the participant on exercise may be made in cash or shares, as determined by the Compensation Committee. If the Compensation Committee determines at the time of grant that a stock appreciation right may be settled only in shares, the term may not exceed ten years. The Compensation Committee may grant stock appreciation rights in tandem with an option.

Restricted Stock

Restricted stock awards are shares of Company Common Stock that are subject to cancellation, restrictions, and vesting conditions, as determined by the Compensation Committee. The shares may be either granted or sold to the participant.

Restricted Stock Units

Restricted stock units entitle a participant to receive one or more shares of Company Common Stock in the future upon satisfaction of vesting conditions determined by the Compensation Committee. The Compensation Committee determines whether restricted stock units will be settled through the delivery of shares, cash of equivalent value, or a combination of shares and cash.

Performance Units

Performance unit awards entitle a participant to receive a target number of shares if specified performance targets are achieved during a specified performance period. The Compensation Committee sets the performance targets and performance period at the date of grant. When the Compensation Committee determines the performance targets have been satisfied, performance units are settled through the delivery of shares of Company Common Stock, cash of equivalent value, or a combination of cash and shares.

Amendment and Termination; Term

Generally, the Board may terminate, amend, modify, or suspend the 2025 EICP at any time. The Company will obtain shareholder approval of any termination, amendment, modification, or suspension if required by applicable law or NASDAQ rule. Subject to limited exceptions, no termination, amendment, modification, or suspension may materially impair the rights of a participant with respect to an outstanding award without the participant’s consent. Unless terminated earlier, the 2025 EICP will expire in 2035, on the tenth anniversary of the effective date and no additional awards may be granted after this date.

Change of Control

Upon the occurrence of a change of control in which outstanding awards are not being assumed, continued, or substituted for, the following provisions shall apply to such award, to the extent not assumed, continued, or substituted for:

•        At least fifteen days prior to the scheduled consummation of the change of control, all options and stock appreciation rights outstanding shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an option or stock appreciation right during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable change of control and shall be effective only immediately before the consummation thereof, and upon consummation of such change of control, the 2025 EICP and all outstanding but unexercised options and stock appreciation rights shall terminate, with or without consideration.

•        In lieu of requiring exercise of options and stock appreciation rights as described above, the Compensation Committee may require recipients to surrender outstanding options and stock appreciation rights in exchange for a cash payment, if any, equal to the product of (a) the number of options and stock appreciation rights the recipient is required to surrender and (b) the excess of the highest price paid for a share in the change of control over the applicable exercise or settlement price of such options and stock appreciation rights;

•        Any restrictions imposed on restricted stock and restricted stock units outstanding as of the effective time of the change of control shall lapse;

•        The performance targets with respect to all performance units and other performance-based awards outstanding as of the effective time of the change of control shall be deemed to have been attained at the specified target level of performance; and

•        The vesting of all awards denominated in shares outstanding as of the effective time of the change of control shall be accelerated and such awards shall be settled within thirty (30) days of the change of control.

Upon the occurrence of a change of control in which outstanding awards are being assumed, continued, or substituted for, the following provisions shall apply to such award, to the extent assumed, continued, or substituted for:

•        All outstanding awards shall continue in the manner and under the terms so provided in the event of any change of control to the extent that provision is made in writing in connection with such change of control for the assumption or continuation of such awards, or for the substitution for such awards of new equity awards of the same type relating to the securities of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

•        The performance targets with respect to all performance units and other performance-based awards assumed or substituted shall be credited with performance based on actual performance as determined in good faith by Compensation Committee or, if actual performance is not determinable, shall be treated as having been attained at the specified target level of performance; and

•        In the event an award is assumed, continued or substituted upon the consummation of any change of control and the recipient’s employment or service is terminated without cause or for good reason (each as defined in the 2025 EICP) within two years following the consummation of such change of control, the recipient’s award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Compensation Committee shall determine (subject to any earlier expiration of the term of such assumed options or stock appreciation rights).

The following events, subject to certain exceptions contained in the 2025 EICP, generally result in a change of control:

•        one individual or entity acquires at least 35% of the voting power of the Company;

•        a majority of the Company directors are replaced by directors not approved by the Board;

•        there is a merger or consolidation of the Company that results in new shareholders having at least 35% of the voting power of the Company;

•        there is a sale of all or substantially all of the Company assets; or

•        the Company’s shareholders approve a plan of liquidation or dissolution.

Repricing of Options and Stock Appreciation Rights

Options and stock appreciation rights may not be repriced, unless approved by the Shareholders. For these purposes, to reprice an award means (i) to reduce the exercise or grant price, or (ii) grant a new award with a lower exercise or grant price in exchange for the cancellation of the original award.

Adjustments or Changes in Capitalization

In the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividends, recapitalization, liquidation, merger or other corporate event affecting the shares of the Company’s Common Stock, the aggregate number of shares available for issuance under the 2025 EICP, the various 2025 EICP limits, and the number of shares subject to, and exercise or grant price of, outstanding awards shall be appropriately adjusted by the Compensation Committee.

Limited Transferability

Generally, an award may only be transferred upon the participant’s death to a designated beneficiary or in accordance with the participant’s will or the laws of descent or distribution, and, except for incentive stock options, pursuant to a domestic relations order. The Compensation Committee also may permit limited transferability, generally to a participant’s family member, a trust for the benefit of a family member, or a charitable organization.

Incentive Stock Options

An ISO results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A Non-Qualified Stock Option (“NQO”) generally results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a NQO is exercised by tendering previously owned shares of the Company’s Common Stock in payment of the option price, then, instead of the treatment described above, the following generally will apply; a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Other Awards

The current United States federal income tax consequences of other awards authorized under the 2025 EICP are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment; and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grants and exercise of options and awards under the 2025 EICP to non-employee Directors and to employees outside the United States may be taxed on a different basis.

New Awards

It is not possible to determine the type or size of the awards that will be granted and received by any particular employee or groups in the future. Therefore, the benefits to be allocated to any individual or to various groups of individuals are not presently determinable.

THE BOARD OF DIRECTORS HAS APPROVED THE 2025 EQUITY INCENTIVE COMPENSATION PLAN DESCRIBED ABOVE AND RECOMMENDS THAT YOU VOTE “FOR” ADOPTION OF THE PLAN

PROPOSAL 3
RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending October 31, 2025. We are asking you to ratify this selection at the meeting. Although Shareholder approval of the appointment of D&T is not required by law, the Audit Committee believes it is advisable to give Shareholders the right to ratify this appointment as a matter of good corporate practice. Disapproval of D&T will be considered a recommendation that the Audit Committee select other auditors for the following fiscal year, and the Audit Committee retains its discretion to retain or terminate D&T as it deems to be in the Company’s best interest.

A representative of D&T will be available at the meeting to answer appropriate questions and may make a statement.

Approval of this proposal to ratify the appointment of D&T requires a majority of the votes cast by the Shareholders entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFYING THE SELECTION OF D&T AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2025

PROPOSAL 4
TO APPROVE, BY NON-BINDING VOTE, THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Act, we are asking our Shareholders to provide advisory approval of the compensation of our Named Executive Officers, as we have described it in the CD&A section of this proxy statement beginning on page 13. At our 2023 annual meeting of Shareholders, the Shareholders voted, on an advisory basis, in favor of annual votes with respect to Named Executive Officer compensation, and our Board of Directors has agreed to implement annual votes with respect thereto. While this vote is advisory, and not binding on the Company, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies, and practices which the Compensation Committee will be able to consider when determining executive compensation for future years. For the reasons stated below, we are requesting your approval of the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as set forth in the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

The compensation of our Named Executive Officers and our compensation philosophy policies are comprehensively described in the CD&A and its accompanying tables (including all footnotes).

The Compensation Committee designs our compensation policies for our Named Executive Officers to create executive compensation arrangements that are competitive, align pay with creating Shareholder value and balance compensation risk appropriately in the context of the Company’s business strategy. Based on its review of the total compensation of our Named Executive Officers for fiscal year 2024, the Compensation Committee believes that the total compensation for each of the Named Executive Officers is reasonable and effectively achieves the designed objectives of driving Company performance, attracting, retaining and motivating our people, aligning our executives with Shareholders’ long-term interests, and discouraging excessive risk taking.

Neither the approval nor the disapproval of this resolution will be binding on us or the Board of Directors or will be construed as overruling a decision by us or the Board of Directors. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

RELATED PARTY TRANSACTIONS

The Company has an operating policy the purpose of which is to ensure that contracts with entities in which any director, officer, or other member of management has a financial interest are competitively priced and commercially reasonable. Under the policy, any such contract must be reviewed and approved in advance by the Audit Committee. To the extent that anyone on the Audit Committee is the person with a financial interest, the Chief Executive Officer and Chief Financial Officer of the Company will obtain independent assessment of the commercial reasonableness of the contract when considered necessary.

Dr. Frank Lee is related to an individual in a position of authority at one of our largest customers. We recorded revenue from this customer of $127.0 million in fiscal 2024. As of October 31, 2024, we had accounts receivable of $38.8 million from this customer.

We believe that the terms of our transactions with the related parties described above were negotiated at arm’s length and were no less favorable to us than terms we could have obtained from unrelated third parties.

SOLICITATION OF PROXIES AND COSTS THEREOF

We will bear the costs of solicitation of proxies. We have engaged Alliance Advisors, LLC to assist us with the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements both of which are not expected to exceed $30,000 in the aggregate. In addition to solicitations by mail, certain of our officers may solicit proxies by telephone, email and personal interviews without additional remuneration. We will request brokers, custodians, and fiduciaries to forward proxy solicitation material to the owners of shares of our common stock that they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of our proxy materials.

As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting of Shareholders other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting of Shareholders, the persons named in the proxy will act in respect thereof in accordance with their best judgment.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act, as amended, requires the Company’s executive officers and directors and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file an initial report of beneficial ownership on Form 3 and changes in beneficial ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than ten percent Shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from the reporting persons, we believe there were no delinquent filings during the 2024 fiscal year except as follows:

•        H.K. Park failed to file Form 3 on a timely basis

•        Walter M. Fiederowicz failed to file one Form 4 on a timely basis with respect to one gift transaction

FORM 10-K AND ADDITIONAL INFORMATION

The Company’s Annual Report, which includes audited financial statements and financial statement schedules, will be furnished, free of charge, upon written request directed to the Secretary, Photronics, Inc., 15 Secor Road, Brookfield, Connecticut 06804 (203-775-9000). It can also be accessed on our web site at https://photronicsinc.gcs-web.com/financial-information/annual-reports.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The Company has adopted a procedure approved by the SEC called “householding” which will reduce our printing costs and postage fees. Under this procedure, multiple Shareholders residing at the same address will receive a single copy of the annual report and proxy statement unless the Shareholder notifies the Company that they wish to receive individual copies. Shareholders may revoke their consent to householding at any time by contacting Alliance Advisors, LLC either by calling toll-free at 1 (866) 584-0577, or by writing to Alliance Advisors, Proxy Logistics, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey, 07003. The Company will remove you from the householding program within 30 days of receipt of your request, following which you will receive an individual copy of our disclosure document.

SHAREHOLDER PROPOSALS

Under Rule 14a-8 Shareholder proposals intended for inclusion in the Company’s proxy statement for the 2026 Annual Meeting of Shareholders must be received by the Company no later than October 16, 2025, which is 120 calendar days before the 1-year anniversary of the date the Company’s proxy statement was released to Shareholders in connection with the previous year’s annual meeting. Such proposals must meet certain requirements of applicable laws and regulations in order to be considered for possible inclusion in the proxy statement for that meeting.

In order to comply with the SEC’s universal proxy rules, Shareholders who intend to solicit proxies for the Company’s 2026 Annual Meeting of Shareholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 30, 2026. If the date of the Company’s 2026 Annual Meeting of Shareholders is changed by more than 30 calendar days from the date of the 2025 Annual Meeting of Shareholders, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company, in accordance with Rule 14a-19(b)(1).

Shareholders may also submit proposals in connection with the Photronics 2026 Annual Meeting of Shareholders outside of the processes set forth in Rule 14a-8 of the Exchange Act. Shareholders who wish to present such proposals must submit their proposals on or before December 30, 2025.

Proposals may be mailed to Photronics, Inc., to the attention of the Secretary, 15 Secor Road, Brookfield, Connecticut 06804. A nomination by a qualifying Shareholder may be made only pursuant to timely notice (in the same time frame as a Shareholder proposal) in proper written form to the Secretary.

Annex A

PHOTRONICS, INC.
2025 Equity Incentive Compensation Plan

1. PURPOSES OF THE PLAN.

The purpose of the Plan is to (a) promote the long-term financial success of the Company and its Subsidiaries and increase stockholder value by providing Eligible Individuals with equity-based awards and (b) assist the Company in attracting, retaining and motivating highly qualified individuals who are in a position to make significant contributions to the Company and its Subsidiaries.

Upon the Effective Date, (a) no further Awards will be granted under the Prior Plans and (b) the Prior Plans shall be terminated, except that the Prior Plans shall continue to govern awards granted thereunder prior to the Effective Date.

2. DEFINITIONS AND RULES OF CONSTRUCTION.

(a)  Definitions. For purposes of the Plan, unless otherwise specified or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Administrator” means Committee, unless there is no Committee in which case “Administrator” means the Non-Employee Directors of the Board or such other committee or person to whom it has delegated power to act on its behalf hereunder, generally or specifically.

“Award” means an Incentive Stock Option, Non-Qualified Stock Option, Stock Grant, Stock-Based Award, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Unit and other stock or cash award as the Administrator may establish pursuant to the terms of the Plan.

“Award Document” means an agreement, certificate or other type or form of document or documentation approved, generally or specifically, by the Administrator that sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Administrator requires otherwise, need not be signed by a representative of the Company or a Participant.

“Beneficial Owner” and “Beneficially Owned” have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning set forth in an employment or other service agreement between a Participant and the Company or a Subsidiary, and in the absence of any such employment or service agreement or if such agreement does not define “cause,” shall mean, with respect to any Participant and as determined by the Administrator: (1) willful or gross misconduct with respect to the business and affairs of the Company or its Subsidiaries, or with respect to any of their affiliates for which the Participant is assigned material responsibilities or duties; (2) willful neglect, failure, or refusal to carry out Participant’s duties in a reasonable manner after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant’s duties and the Participant has not resumed such substantial performance within twenty-one (21) days of receiving such demand; (3) material violation of a policy of the Company or its applicable Subsidiary; (4) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), the commission of any act of fraud or embezzlement or conviction of (or plea of nolo contendere to) a felony, whether or not committed in the course of Participant’s employment with the Company, its Subsidiaries or any of their affiliates; (5) being a specific subject of a final cease and desist order form, written agreement with, or other order or supervisory direction from, any federal or state regulatory authority; (6) conduct tending to bring the Company, its Subsidiaries or any of their affiliates into public disgrace or disrepute; or (7) breach of any representation or covenant under Participant’s employment agreement, if any.

“Change of Control” means:

(i)   Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: any acquisition (w) directly from the Company, (x) by any employee benefit plan

Annex A-1

(or related trust) sponsored or maintained by the Company or an affiliate of the Company, (y) by an underwriter temporarily holding such Common Stock or other voting securities pursuant to an offering of such securities or any acquisition by a pledgee of Common Stock or other voting securities holding such securities as collateral or temporarily holding such securities upon foreclosure of the underlying obligation or (z) pursuant to a merger or consolidation that does not constitute a Change of Control for purposes of subparagraph (iii) below; or

(ii)  The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) There is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code and the payment or settlement of the Award will accelerate upon a Change of Control, no event set forth herein will constitute a Change of Control for purposes of the Plan or any Award Document unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. It is intended that the power, authority and composition of the Committee shall meet the requirements of Section 16(b) of the Exchange Act and the applicable rules of the NASDAQ; provided, however, that, if any Committee member is found not to have met the requirements of Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by reason of such failure.

“Common Stock” means the common stock of the Company, par value $0.01 per share, or such other class of shares or other securities as may be applicable under Section 14.

“Company” means Photronics, Inc., a Connecticut corporation, or any successor (other than a successor in a Change of Control) to all or substantially all of the Company’s business that adopts the Plan.

“Effective Date” means the date on which the Plan is adopted by the Board and approved by the stockholders.

“Eligible Individuals” means the individuals described in Section 5 (a) who are eligible for Awards under the Plan.

Annex A-2

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, with respect to a share of Common Stock, as of any date, (i) the closing per-Share sales price of a Share as reported by NASDAQ or other applicable exchange for such Shares for such date or if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Administrator; provided, however, that with respect to an incentive stock option issued to a 10% or more stockholder, Fair Market Value means 110% of such fair market value or such other lower percentage as may be permitted by the Code and regulations promulgated thereunder.

“Good Reason” shall mean, without the Participant’s express written consent, reassignment of the Participant to a role having a material reduction in duties, responsibilities, or position, a material decrease in Participant’s base salary or benefits from the amount or level established immediately prior to a Change of Control, or a relocation of the Participant’s principal place of employment by more than sixty (60) miles, except for required travel on the business of the Company or its Subsidiaries to an extent substantially consistent with the business travel obligations which the Participant undertook on behalf of the Company and/or its Subsidiaries as of the date of the relocation. Notwithstanding the foregoing, if there exists (without regard to this sentence) an event or condition that constitutes Good Reason, the Company, or its applicable Subsidiary, shall have thirty (30) days from the date on which the Participant gives the written notice thereof to cure such event or condition (such notice to be given by the Participant within ninety (90) days from the date the event or condition first occurs) and, if the Company or its applicable Subsidiary does so cure, such event or condition shall cease to constitute Good Reason thirty (30) days after the end of the cure period.

“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“NASDAQ” means the NASDAQ Stock Market, Inc.

“Non-Employee Director” means any member of the Board who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 8 of the Plan.

“Other Award” means any form of Award other than an Incentive Stock Option, Non-Qualified Stock Option, Stock Grant, Stock-Based Award, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Performance Unit, as the Administrator may establish and grant pursuant to Section 12.

“Participant” means an Eligible Individual who has been granted an Award under the Plan.

“Performance Period” means the period established by the Administrator and set forth in the applicable Award Document over which Performance Targets are measured.

“Performance Target” means the performance measures established by the Administrator and set forth in the applicable Award Document.

“Performance Unit” means an Award granted pursuant to Section 11, representing the unfunded and unsecured right to receive one or more units, denominated in Shares or cash or a combination thereof, contingent upon the achievement of one or more Performance Target, in accordance with this Plan and the applicable Award Document.

“Permitted Transferees” means (i) a Participant’s family member, (ii) one or more trusts established in whole or in part for the benefit of one or more of such family members, (iii) one or more entities which are beneficially owned in whole or in part by one or more such family members, or (iv) a charitable or not-for-profit organization.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof, or a “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

Annex A-3

“Plan” means this 2025 Equity Incentive Compensation Plan, as amended or restated from time to time.

“Plan Limit” means the maximum aggregate number of Shares that may be issued for all purposes under the Plan as set forth in Section 6 (a).

“Prior Plan” means any of the 1996 Stock Option Plan, the 1998 Stock Option Plan, the 2000 Stock Plan, the 2007 Long Term Equity Incentive Plan, and the 2016 Equity Incentive Compensation Plan, in each case, as amended from time to time.

“Restricted Stock” means one or more Shares granted pursuant to Section 9 (a).

“Restricted Stock Unit” means a right to receive one or more Shares (or cash, if applicable) in the future granted pursuant to Section 9 (b).

“Shares” means shares of Common Stock.

“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on Shares granted pursuant to Section 10.

“Subsidiary” means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of its board of directors or analogous governing body or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Administrator designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.

“Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a corporation or other entity acquired by the Company or with which the Company combines pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity

(b)  Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to Sections are to sections of the Plan.

3. ADMINISTRATION.

(a)  Administrator. The Administrator is authorized to:

(i)   administer and interpret the provisions of the Plan and adopt, prescribe, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;

(ii)  select the Participants from the Eligible Individuals;

(iii)  grant Awards in accordance with the Plan and determine the number of Shares subject to each Award or the cash amount payable in connection with each Award;

(iv) determine the terms and conditions of each Award, including, without limitation, those related to term, exercise, vesting, cancellation, payment, settlement, exercisability, performance, termination of employment and, subject to Section 7 (d), a Change of Control;

(v)  subject to Sections 17 and 18 (d), amend the terms and conditions of an Award after the granting thereof;

(vi)  specify and approve the forms terms and conditions of Award Documents;

(vii) interpret the provisions of any Award Document;

(viii)  make factual determinations in connection with the administration or interpretation of the Plan;

(ix)  employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and rely upon any advice, opinion or computation received therefrom;

Annex A-4

(x)  vary the terms of Awards to take account of tax and securities law and other regulatory requirements or procure favorable tax treatment for Participants;

(xi)  correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan;

(xii) make all other determinations and take all other actions that it deems desirable or necessary to interpret or implement properly the Plan or any Award; and

(xiii) adopt any sub-plans as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Subsidiary or Participants or to otherwise facilitate the administration of the Plan.

(b)  Determinations of Administrator Final and Binding. All determinations by the Administrator shall be made in the Administrator’s sole discretion and shall be final, binding and conclusive for all purposes and upon all Persons.

(c)  Delegation of Authority. To the extent not prohibited by applicable laws, rules and regulations, the Administrator may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons as it deems necessary or desirable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Administrator may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, or (B) who are officers of the Company who are delegated authority by the Administrator hereunder, or (ii) pursuant to Section 17. For purposes of the Plan, reference to the Administrator shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Administrator delegates authority pursuant to this Section 3(d).

(d)  Liability of Administrator. Subject to applicable laws, rules and regulations: (i) the Administrator and its delegatees shall not be liable for any action or determination made in good faith; and (ii) the Administrator and its delegates shall be entitled to indemnification and advancement of expenses to the fullest extent provided by law. In the performance of its responsibilities with respect to the Plan, the Administrator shall be entitled to rely upon information and advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other Person that the Administrator or its delegates deems necessary, and the Administrator or its delegatees shall not be liable for any action taken or not taken in reliance upon any such information and advice.

(e)  Action by the Board. Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Administrator may alternatively be exercised by the Board.

4. CLAWBACK.

All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

5. ELIGIBILITY.

(a)  Eligible Individuals. Awards may be granted to officers, employees, directors, consultants, advisors and independent contractors of the Company or any of its Subsidiaries; provided, however, that only employees of the Company or a Subsidiary within the meaning of Section 422 of the Code may be granted Incentive Stock Options. The Administrator shall have the authority to select the persons to whom Awards may be granted and to determine the type, number and terms of Awards to be granted to each such Participant. Under the Plan, references to “employment” or “employed” include the engagement or retention of Participants who are consultants, advisors and independent contractors and the service of Participants who are directors, except for purposes of determining eligibility to be granted Incentive Stock Options.

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(b)  Grants to Participants. The Administrator shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant for any reason, including without limitation the fact that such Eligible Individual received a prior Award or was previously designated as a Participant. The Administrator may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

(c)  Future Remuneration. The grant of an Award shall not obligate the Company or any Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment of the Participant after the grant or to make further grants to the Participant at any time thereafter.

6. SHARES SUBJECT TO THE PLAN.

(a)  Plan Limit. Subject to adjustment in accordance with Section 14, the maximum aggregate number of Shares that may be issued for all purposes under the Plan shall be five million (5,000,000). Shares to be issued under the Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company (in the open-market or in private transactions) and that are being held in treasury, or a combination thereof. All of the Shares subject to the Plan Limit may be issued pursuant to Incentive Stock Options.

(b)  Rules Applicable to Determining Shares Available for Awards. The number of Shares available for Awards at any time will be reduced by the number of Shares subject to the outstanding Awards and, by the number of Shares actually delivered prior thereto upon settlement or payment of Awards. For purposes of determining the number of Shares actually so delivered, (i) the number of Shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) all of the Shares covered by a stock-settled Stock Appreciation Right to the extent exercised, will be deemed to have been actually delivered. Shares Awards that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through issuance of consideration other than Shares (including, without limitation, cash) shall again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right.

(c)  Special Limit. The following special limit shall apply to Shares available for Awards: no Non-Employee Director may receive one or more Awards in any fiscal year valued in the aggregate in excess of $500,000; provided that such limitation with respect to a non-executive Chairman of the Board shall be $750,000.

(d)  Substitute Awards. Any Shares underlying Substitute Awards shall not be counted against the number of Shares issuable hereunder and shall not be subject to Section 6 (c).

(e)  Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Award will comply with applicable laws, rules and regulations as determined by counsel for the Company.

7. AWARDS IN GENERAL.

(a)  Types of Awards. Incentive Stock Options, Non-Qualified Stock Options, Stock Grants, Stock-Based Awards, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and other stock or cash awards may be granted as the Administrator may determine. Any Award described in Sections 8 through 12 may be granted singly or in combination or tandem with any other Award, as the Administrator may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company or its Subsidiaries, including the plan of any acquired entity.

(b)  Terms Set Forth in Award Document. The terms and conditions of each Award shall be set forth in an Award Document in a form and with terms and conditions approved by the Administrator, which Award Document shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, and subject to applicable laws, rules and regulations, the Administrator may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable. The terms of Awards may vary among Participants, and the Plan does not impose upon the Administrator any requirement to make Awards subject to uniform terms.

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(c)  Termination of Employment. The Administrator shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries. Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Administrator shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award. Such provisions may be specified in the applicable Award Document or determined at a subsequent time.

(d)  Change of Control.

(i)   Upon the occurrence of a Change of Control in which outstanding Awards are not being assumed, continued, or substituted for, the following provisions shall apply to such award, to the extent not assumed, continued, or substituted for:

(1)  At least fifteen days prior to the scheduled consummation of the Change of Control, any and all Options and Stock Appreciation Rights outstanding shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option or Stock Appreciation Right during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change of Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change of Control, the Plan and all outstanding but unexercised Options and Stock Appreciation Rights shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (2) below). The Administrator shall send notice of an event that shall result in such a termination to all Participants who hold Options and Stock Appreciation Rights not later than the time at which the Company gives notice thereof to its stockholders;

(2)  In lieu of requiring exercise of Options and Stock Appreciation Rights pursuant to Section 7(d)(i)(1) above, the Administrator may require Participants to surrender outstanding Options and Stock Appreciation Rights in exchange for a cash payment, if any, equal to the product of (a) the number of Options and Stock Appreciation Rights the Participant is required to surrender and (b) the excess of the highest price paid for a Share in the Change of Control over the applicable exercise or settlement price of such Options and Stock Appreciation Rights;

(3)  any restrictions imposed on Restricted Stock and Restricted Stock Units outstanding as of the effective time of the Change of Control shall lapse;

(4)  the Performance Targets with respect to all Performance Units and other performance-based Awards granted pursuant to Section 11 outstanding as of the effective time of the Change of Control shall be deemed to have been attained at the specified target level of performance; and

(5)  the vesting of all Awards denominated in Shares outstanding as of the effective time of the Change of Control shall be accelerated and such Awards shall be settled within thirty (30) days of the Change of Control.

(ii) Upon the occurrence of a Change of Control in which outstanding Awards are being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent assumed, continued, or substituted for:

(1)  The Plan and all outstanding Awards shall continue in the manner and under the terms so provided in the event of any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of such Awards, or for the substitution for such Awards of new equity awards of the same type relating to the securities of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights. The Performance Targets with respect to all Performance Units and other performance-based Awards assumed or substituted shall be credited with performance based on actual performance as determined in good faith by the Administrator or, if actual performance is not determinable, shall be treated as having been attained at the specified target level of performance; and

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(2)  In the event a Participant’s Award is assumed, continued or substituted upon the consummation of any Change of Control and the Participant’s employment or service is terminated without Cause or for Good Reason within two years following the consummation of such Change of Control, the Participant’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Administrator shall determine (subject to any earlier expiration of the term of such assumed options or stock appreciation rights).

(iii) Notwithstanding any other provision of the Plan or any Award Document, the provisions of this Section 7 (d) may not be terminated, amended, or modified upon or after a Change of Control in a manner that would adversely affect a Participant’s rights with respect to an outstanding Award without the prior written consent of the Participant. Subject to Section 17, the Board, upon recommendation of the Administrator, may terminate, amend or modify this Section 7 (d) at any time and from time to time prior to a Change of Control.

(e)  Dividends and Dividend Equivalents. The Administrator may provide Participants with the right to receive dividends or payments equivalent to dividends with respect to an outstanding Award, which payments can either be paid currently or deferred or be deemed to have been reinvested in Shares, and can be made in Shares, cash or a combination thereof, as the Administrator shall determine; provided, however, that the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Notwithstanding the foregoing, no dividends or dividend equivalents shall be paid with respect to Options or Stock Appreciation Rights.

(f)   Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to Shares covered by an Award (including voting rights) until the date the Participant or his nominee becomes the holder of record of such Shares. No adjustment shall be made for dividends or disbursements for which the record date is prior to such date, except as provided in Section 14.

(g)  Deferrals. In accordance with the procedures authorized by, and subject to the approval of, the Administrator, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant; provided, however, that the terms of any deferrals must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. No deferral opportunity shall exist with respect to an Award unless explicitly permitted by the Administrator on or after the time of grant.

(h)  Repricing of Options and Stock Appreciation Rights. Notwithstanding anything in the Plan to the contrary, an Option or Stock Appreciation Right shall not be granted in substitution for a previously granted Option or Stock Appreciation Right being canceled or surrendered as a condition of receiving a new Award, if the new Award would have a lower exercise price than the Award it replaces, nor shall the exercise price of an Option or Stock Appreciation Right be reduced once the Option or Stock Appreciation Right is granted, in each case unless such action is subject to and approved by the Company’s stockholders. The foregoing shall not (i) prevent adjustments pursuant to Section 14 or (ii) apply to grants of Substitute Awards.

8. TERMS AND CONDITIONS OF OPTIONS.

(a)  General. The Administrator, in its discretion, may grant Options to Eligible Individuals and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate.

(b)  Exercise Price. The exercise price of an Option shall be fixed by the Administrator at the time of grant or shall be determined by a method specified by the Administrator at the time of grant. In no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however that the exercise price of a Substitute Award granted as an Option shall be determined so as to avoid excise or other taxes under Section 409A of the Code and may be less than one hundred percent (100%) of the Fair Market Value.

(c)  Term. An Option shall be effective for such term as shall be determined by the Administrator and as set forth in the Award Document relating to such Option, and the Administrator may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth (10th) anniversary of the date of grant of such Option.

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(d)  Exercise; Payment of Exercise Price. Options shall be exercised by delivery of a notice of exercise in a form approved by the Company. Subject to the provisions of the applicable Award Document, the exercise price of an Option may be paid (i) in cash or cash equivalents, (ii) by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option, (iii) by a combination of cash and Shares equal in value to the exercise price, (iv) through net share settlement or similar procedure involving the withholding of Shares subject to the Option with a value equal to the exercise price or (v) by such other means as the Administrator may authorize. In accordance with the rules and procedures authorized by the Administrator for this purpose, the Option may also be exercised through a “cashless exercise” procedure authorized by the Administrator from time to time that permits Participants to exercise Options by delivering irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations or such other procedures determined by the Company from time to time.

(e)  Incentive Stock Options. The exercise price per Share of an Incentive Stock Option shall be fixed by the Administrator at the time of grant or shall be determined by a method specified by the Administrator at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant of the Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five (5) years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of one hundred thousand dollars ($100,000), determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Effective Date. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, as amended from time to time.

9. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(a)  Restricted Stock. The Administrator, in its discretion, may grant or sell Restricted Stock to Eligible Individuals. An Award of Restricted Stock shall consist of one or more Shares granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Administrator in connection with the Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled.

(b)  Restricted Stock Units. The Administrator, in its discretion, may grant Restricted Stock Units to Eligible Individuals. A Restricted Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document, one or more Shares. Restricted Stock Units may, among other things, be subject to restrictions on, vesting requirements or other specified circumstances under which they may be canceled. At the sole discretion of the Administrator, the number of Restricted Stock Units which vest shall be settled (i) in a like number of Shares, (ii) in cash with a value equal to the Fair Market Value of such Shares at the time of payment or (iii) or in a combination of cash and Shares.

10. STOCK APPRECIATION RIGHTS.

(a)  General. The Administrator, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right specified in the applicable Award Document. The grant price per share of Shares covered by a Stock Appreciation Right shall be fixed by the Administrator at the time of grant or, alternatively, shall be determined by a method specified by the Administrator at the time of grant, but in no event shall the grant price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the grant price of a Substitute Award granted as a Stock Appreciation Rights shall be determined so as to not result in excise or other taxes under Section 409A of the Code and may be less than one hundred percent (100%) of the Fair Market Value. Payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Shares, having an aggregate Fair Market Value as of the date of exercise equal to the excess, if any, of the Fair Market

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Value on the exercise date of the number of Shares for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right. The term of a Stock Appreciation Right settled in Shares shall not exceed ten (10) years.

(b)  Stock Appreciation Rights in Tandem with Options. A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of Shares as covered by the Option (or such lesser number of Shares as the Administrator may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term as the related Option. The grant price of a Stock Appreciation Right granted in tandem with an Option shall equal the per-share exercise price of the Option to which it relates. Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of Shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the Shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of Shares covered by the Option exercise.

11. TERMS AND CONDITIONS OF PERFORMANCE UNITS.

The Administrator, in its discretion, may grant Performance Units to Eligible Individuals. A Performance Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Administrator in connection with the Award and specified in the applicable Award Document, such number of Shares or cash determined by the Administrator and based upon the achievement of Performance Targets over the applicable Performance Period. At the sole discretion of the Administrator, vested Performance Units shall be settled through the delivery of (i) Shares with a Fair Market Value equal to the value of vested Performance Units, (ii) cash, or (iii) a combination of cash and Shares.

12. OTHER AWARDS.

The Administrator shall have the authority to specify the terms and provisions of cash, stock or other equity-based or equity-related awards not described above that the Administrator determines to be consistent with the purpose of the Plan and the interests of the Company.

13. CERTAIN RESTRICTIONS.

(a)  Transfers. No Award shall be transferable other than pursuant to a beneficiary designation under Section 13 (c), by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order, as the case may be; provided, however, that the Administrator may, subject to applicable laws, rules and regulations and such terms and conditions as it shall specify, permit the transfer of an Award, other than an Incentive Stock Option, for no consideration to a Permitted Transferee of the relevant participant. Any Award transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the relevant Participant.

(b)  Award Exercisable Only by Participant. During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Award has been transferred in accordance with Section 13 (a). The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

(c)  Beneficiary Designation. The beneficiary or beneficiaries of the Participant to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit shall be determined under the Company’s Group Life Insurance Plan. A Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, including the beneficiary designated under the Company’s Group Life Insurance Plan, and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Administrator) with the Company during the Participant’s lifetime. In the absence of a valid designation under the Company’s Group Life Insurance Plan or otherwise, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the Participant’s estate.

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14. RECAPITALIZATION OR REORGANIZATION.

(a)  Authority of the Company and Stockholders. Neither the Plan nor any Award Documents or Awards shall affect or restrict in any way the right or power of the Company or the stockholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)  Change in Capitalization. The number and kind of Shares authorized for issuance under Section 6, including the maximum number of Shares available under the special limits provided for in Section 6 (c), shall be equitably adjusted in the sole discretion of the Administrator in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, partial or complete liquidation, reclassification, merger, consolidation, separation, extraordinary cash dividend, split-up, spin-off, combination, exchange of Shares, warrants or rights offering to purchase Shares at a price substantially below Fair Market Value, or any other corporate event or distribution of stock or property of the Company affecting the Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number and kind of Shares subject to any outstanding Award and the exercise or settlement price, under any outstanding Award shall be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Administrator in order to preserve the benefits or potential benefits intended to be made available to Participants.

15. TERM OF THE PLAN.

Unless earlier terminated pursuant to Section 17, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

16. EFFECTIVE DATE.

The Plan shall become effective on the date on which it is approved by the stockholders.

17. AMENDMENT AND TERMINATION.

Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension (i) will be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of NASDAQ and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award without the consent of a Participant to the extent it deems necessary or desirable (a) to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (b) to take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 14 (b)), or (c) to take into account significant acquisitions or dispositions of assets or other property by the Company or its Subsidiaries.

18. MISCELLANEOUS.

(a)  Tax Withholding. The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment or settlement of an Award to remit to the Company, prior to payment or settlement, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit a Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold Shares that would otherwise be received by such individual or to deliver Shares then owned by the Participant, in accordance with all applicable laws and pursuant to such rules as the Administrator may establish from time to time; provided, that the value of any withheld Shares may not exceed the statutory minimum withholding requirement. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash to be paid to a Participant (whether or not made in connection with an Award) any applicable taxes required to be withheld with respect to such payments, rules and regulations.

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(b)  No Right to Awards or Employment. No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary, or to interfere with or to limit in any way the right of the Company or any Subsidiary to terminate the employment of such Eligible Individual at any time. No Award shall constitute salary or other recurrent compensation. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and the Subsidiaries, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Administrator.

(c)  Securities Law Restrictions. An Award may not be exercised or settled, and no Shares may be issued in connection with an Award, unless the issuance of such Shares (i) has been registered under the Securities Act of 1933, as amended, (ii) has been registered or qualified under applicable state “blue sky” laws (or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available) and (iii) complies with all applicable foreign securities laws. The Administrator may require each Participant purchasing or acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment purposes and not with a view to the distribution thereof. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under rules and regulations and rules of any exchange upon which the Shares are then listed, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)  Section 409A of the Code. As to any Award that constitutes or may constitute “deferred compensation” within the meaning of Section 409A of the Code, the Plan is intended to comply with the requirement of Section 409A of the Code to the extent necessary to avoid the imposition of any excise or other additional tax, accelerated taxation, interest or penalty on the compensation represented by such Award. If any provision of the Plan or an Award Document would cause an Award to be subject to additional tax, accelerated taxation, interest and/or penalties under Section 409A of the Code, such provision of the Plan or Award Document may be modified by the Administrator without consent of the Participant in any manner the Administrator deems desirable or necessary. In making such modifications the Administrator shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision. Any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable cause the plan not to comply with such requirements.

(e)  Awards to Individuals Subject to Laws of a Jurisdiction Outside of the United States. To the extent that Awards are granted to Participants who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Administrator may adjust the terms of such Awards to such person to (i) comply with the laws, rules and regulations of such jurisdiction and to (ii) permit the grant of such Awards not to be a taxable event to the Participants. The authority granted under the previous sentence shall include the discretion for the Administrator to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are so domiciled or resident.

(f)   Satisfaction of Obligations. Subject to applicable laws, rules and regulations, the Company may apply any cash, Shares, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise, including, without limitation, any tax obligations in connection with the Plan or otherwise.

(g)  No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, whether or not such action would have an adverse effect on any Awards. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(h)  Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the issuance of Shares, cash or other form of consideration in connection with an Award, nothing contained herein shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company. The Administrator may, but is not obligated, to authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares, cash or other forms of consideration with respect to Awards hereunder.

Annex A-12

(i)   Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect, merger, consolidation, sales of all or substantially all of the assets of the Company, or otherwise.

(j)   Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to Awards will be used for general corporate purposes.

(k)  Award Document. In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(l)   Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

(m) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

(n)  Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

(o)  Arbitration. Any dispute, controversy or claim arising out of or relating to the Plan that cannot be resolved by the Participant, on the one hand, and the Company, on the other, shall be submitted to arbitration in the State of Connecticut under the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided, however, that all disputes, controversies and claims by the Participant that are not properly submitted to such arbitration by the participant within one (1) year of the date of the events giving rise to such dispute, controversy or claim are waived, released and forfeited. The determination of the arbitrator shall be conclusive and binding on the Company and the Participant, and judgment may be entered on the arbitrator’s award in any court having jurisdiction. The expenses of such arbitration shall be borne by the Company; provided, however, that each party shall bear its own legal expenses unless the Participant is the prevailing party, in which case the Company shall promptly pay or reimburse the Participant for the reasonable legal fees and expenses incurred by the Participant in connection with such arbitration (excluding any fees payable pursuant to a contingency fee arrangement).

(p)  Governing Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

(q)  Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows:

(i)   If to the Company — at its principal business address to the attention the Secretary.

(ii)  If to any Participant — at the last address of the Participant known to the sender at the time the notice or other communication is sent.

(iii) In either event, notice may also be delivered via email as long as the email account is one used in the regular course of business of the Participant or Company representative.

Annex A-13

PROXY PHOTRONICS, INC. Annual Meeting of Shareholders April 2, 2025 at 8:30 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PHOTRONICS, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby appoints Christopher J. Lutzo and Brandon DeSocio, or either one of them acting in the absence of the other, with full power of substitution, as proxies of the undersigned, and hereby authorizes each or either of them to vote, as designated on the other side, all shares of Common Stock of Photronics, Inc., which the undersigned is entitled to vote if personally present at the 2025 Annual Meeting of Shareholders of Photronics, Inc. (the “Meeting”) to be held at 8:30 a.m. Eastern Time on April 2, 2025, at the company’s headquarters, Photronics, Inc., 15 Secor Road, Brookfield, CT 06804, Building 1, Second Floor, Boardroom. Additionally, you will be able to participate in the virtual meeting online, vote electronically, and submit questions during the meeting. In order to attend the meeting virtually, you must first register at https://web.viewproxy .com/plab/2025 by 11:59 p.m. Eastern Time on April 1, 2025. After registering you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 2, 2025: The Proxy Statement/10-K Report are available at: https://web.viewproxy.com/plab/2025

The Board of Directors recommends a vote “FOR” the following: Please mark your votes like this Proposal 1. To elect eight members of the Board of Directors NOMINEES:FOR ALL WITHHOLD ALL FOR ALL EXCEPT (1) David A. Garcia (2) Frank Lee (3) Adam Lewis (4) Daniel Liao INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box for each nominee you wish to withhold. (5) Constantine S. Macricostas (6) George C. Macricostas (7) Mary Paladino (8) Mitchell G. Tyson Proposal 2. To Approve the 2025 Equity Incentive Compensation Plan. FOR AGAINST ABSTAIN Proposal 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2025. FOR AGAINST ABSTAIN Proposal 4. To approve by non-binding advisory vote, the compensation of our named executive officers. FOR AGAINST ABSTAIN Note: Such other business as may properly come before the meeting or any adjournment thereof. Note: Such other business as may properly come before the meeting or any adjournment thereof. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Please indicate if you plan to attend this meeting Date Signature Signature (Joint Owners NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/PLAB Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1-866-402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.